EXECUTION VERSION xhibit 10.16.3 SERVICING RIGHTS PURCHASE AND SALE AGREEMENT BY AND BETWEEN FINANCE OF AMERICA REVERSE LLC as PURCHASER and AMERICAN ADVISORS GROUP as SELLER Dated as of December 6, 2022

-i- TABLE OF CONTENTS ARTICLE I INCORPORATION OF RECITALS; DEFINITIONS ...................................... 1 Section 1.1 Incorporation of Recitals.......................................................................... 1 Section 1.2 Definitions ................................................................................................. 1 Section 1.3 General Interpretive Principles ............................................................. 11 ARTICLE II SALE OF SERVICING RIGHTS AND RELATED ITEMS .......................... 11 Section 2.1 Items to be Sold, Transferred and Assigned.......................................... 11 Section 2.2 Assumption of Liabilities........................................................................ 12 Section 2.3 Evidence of Sale ...................................................................................... 12 Section 2.4 Servicing Transfer Instructions ............................................................. 12 Section 2.5 Transfer in Accordance with Applicable Requirements ....................... 12 ARTICLE III PURCHASE PRICE AND RELATED MATTERS ....................................... 13 Section 3.1 Consideration ......................................................................................... 13 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLER ......................... 13 Section 4.1 Due Organization and Good Standing ................................................... 14 Section 4.2 Authority and Capacity .......................................................................... 14 Section 4.3 No Conflict .............................................................................................. 14 Section 4.4 Consents, Approvals and Compliance ................................................... 15 Section 4.5 Litigation................................................................................................. 15 Section 4.6 Bulk Sales................................................................................................ 15 Section 4.7 Insurance ................................................................................................ 16 Section 4.8 Financial Statements .............................................................................. 16 Section 4.9 Solvency .................................................................................................. 16 Section 4.10 Sale Treatment ....................................................................................... 17 Section 4.11 Fair Consideration ................................................................................. 17 Section 4.12 No Accrued Liabilities for Purchased Assets ........................................ 17 Section 4.13 Audits ...................................................................................................... 17 Section 4.14 No Regulatory Restrictions .................................................................... 17 Section 4.15 MERS ...................................................................................................... 17 ARTICLE V REPRESENTATIONS AND WARRANTIES OF SELLER REGARDING THE MORTGAGE LOANS AND SERVICING RIGHTS ............................................................................................................. 18 Section 5.1 Mortgage Loans and Servicing Rights ................................................... 18 Section 5.2 Advances ................................................................................................. 27 Section 5.3 Ginnie Mae Remittances and Reporting ............................................... 27 Section 5.4 Mortgage File; Certification of .............................................................. 28 Section 5.5 Good Title ............................................................................................... 28 Section 5.6 Internal Audits ....................................................................................... 28

TABLE OF CONTENTS (continued) Page -ii- ARTICLE VI REPRESENTATIONS AND WARRANTIES OF PURCHASER ................ 29 Section 6.1 Due Organization and Good Standing ................................................... 29 Section 6.2 Authority and Capacity .......................................................................... 29 Section 6.3 Effective Agreement ............................................................................... 29 Section 6.4 No Conflict .............................................................................................. 29 Section 6.5 Consents, Approvals and Compliance ................................................... 29 Section 6.6 Litigation................................................................................................. 30 ARTICLE VII COVENANTS ................................................................................................ 30 Section 7.1 Ginnie Mae Consent ............................................................................... 30 Section 7.2 Ginnie Mae Notifications; Subservicing ................................................ 30 Section 7.3 Servicing System Files, Mortgage Files and Related Materials ............ 30 Section 7.4 Reserved .................................................................................................. 32 Section 7.5 Forwarding of Payments and Other Items ............................................ 33 Section 7.6 Assignment of Flood and Tax Service Contracts .................................. 33 Section 7.7 IRS Reporting ......................................................................................... 33 Section 7.8 Notification of Mortgagors, Insurance Companies, FHA etc. .............. 33 Section 7.9 Non-Solicitation ...................................................................................... 34 Section 7.10 Payment of Costs .................................................................................... 34 Section 7.11 Access to and Release of Information .................................................... 35 Section 7.12 Power of Attorney .................................................................................. 35 Section 7.13 Cooperation ............................................................................................ 35 Section 7.14 Confidentiality ........................................................................................ 35 ARTICLE VIII CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER .................................................................................................... 37 ARTICLE IX CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER ............... 37 ARTICLE X INDEMNIFICATION ...................................................................................... 37 Section 10.1 Indemnification; Remedies .................................................................... 37 ARTICLE XI TERMINATION ............................................................................................. 38 Section 11.1 Termination; Effect of Termination ...................................................... 38 ARTICLE XII MISCELLANEOUS ...................................................................................... 38 Section 12.1 Supplementary Information................................................................... 38 Section 12.2 No Broker’s Fees .................................................................................... 38 Section 12.3 Further Assurances ................................................................................ 38 Section 12.4 Survival ................................................................................................... 39

TABLE OF CONTENTS (continued) Page -iii- Section 12.5 Reserved .................................................................................................. 39 Section 12.6 Due Diligence .......................................................................................... 39 Section 12.7 Notices ..................................................................................................... 39 Section 12.8 Entire Agreement ................................................................................... 40 Section 12.10 Governing Law; Waiver of Jury Trial; Specific Performance ......... 40 Section 12.11 Counterparts ....................................................................................... 42 Section 12.12 Reserved .............................................................................................. 42 Section 12.13 Waiver ................................................................................................. 42 Section 12.14 Announcements .................................................................................. 42 Section 12.15 Time of the Essence ............................................................................ 42 Section 12.16 Sale Treatment.................................................................................... 42 SCHEDULES AND EXHIBITS Exhibit A Form of Bill of Sale Exhibit B Servicing Transfer Instructions Exhibit C Reserved Exhibit D Reserved Exhibit E Mortgage Loan Schedule Fields Exhibit F Form of Limited Power of Attorney Exhibit G Servicing File

SERVICING RIGHTS PURCHASE AND SALE AGREEMENT This SERVICING RIGHTS PURCHASE AND SALE AGREEMENT, dated as of the 6th day of December, 2022, is entered into by and between FINANCE OF AMERICA REVERSE LLC (“Purchaser”) and AMERICAN ADVISORS GROUP (“Seller”). W I T N E S S E T H: WHEREAS, Seller is currently servicing HECM Loans (as defined herein) which have been included in HMBS Pools (as defined herein) guaranteed by Ginnie Mae (as defined herein), for which Seller owns the related Servicing Rights (as defined herein); WHEREAS, Seller and Purchaser are party to that certain Asset Purchase Agreement, dated as of the date hereof (the “Asset Purchase Agreement”), pursuant to which Purchaser will acquire certain assets from Seller subject to the terms and conditions set forth therein; WHEREAS, Seller and Purchaser are party to that certain Mortgage Loan Sale Agreement, dated as of the date hereof (the “Mortgage Loan Sale and Servicing Agreement”), pursuant to which Purchaser will purchase certain reverse mortgage loans from Seller subject to the terms and conditions set forth therein; WHEREAS, certain advances made in respect of reverse mortgage loans have been included as participations in HMBS Pools (as defined herein) and certain other advances made are eligible for inclusion as a Participation in an HMBS Security (each, as defined herein); and WHEREAS, on the terms and subject to the conditions set forth herein, Seller desires to sell, transfer and assign, and Purchaser desires to purchase and assume, all right, title and interest in and to such Servicing Rights and the Advances and Participations, as set forth herein. NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon the terms and subject to the conditions set forth herein, the Parties hereto agree as follows: ARTICLE I INCORPORATION OF RECITALS; DEFINITIONS Section 1.1 Incorporation of Recitals. The recitals set forth above are incorporated herein by reference. Section 1.2 Definitions. As used in this Agreement, the following terms shall have the meanings specified below. Advances: With respect to each Mortgage Loan, without duplication, (i) all customary, reasonable and necessary “out of pocket” costs and expenses (including reasonable attorney’s fees and disbursements) incurred in the performance by the Servicer of its servicing

-2- obligations including but not limited to property taxes, insurance premiums, foreclosure expenses and preservation costs advanced on behalf of the Mortgagor; (ii) payments to a Mortgagor of a requested draw amount which is added to the principal balance pursuant to the terms of the related Mortgage Loan; (iii) any fixed monthly payment required to be made to the related Mortgagor pursuant to the terms of their respective Mortgage Loan which payment is added to the principal balance of such Mortgage Loan, (iv) any mortgage insurance premium paid by the Servicer that, pursuant to the terms of such Mortgage Loan, is added to the principal balance; (v) any Servicing Fees related thereto; (vi) line of credit advances, change fees, payments of repair costs set aside in the related Mortgage Note, payments of any repair fee set aside in the related Mortgage Note, payments of any other amounts provided for in the related Mortgage Note or Mortgage and any appraisal fees, in each case in this clause (vi) paid by the Servicer; (vii) guaranty fees payable to Ginnie Mae; and (viii) any other amounts advanced by Servicer that are either added to the Mortgage Loan balance or is an expense reimbursable by or through an Agency; for all clauses (i) through (viii), to the extent required by (or otherwise appropriate in accordance with) the terms of the related Mortgage Note and/or Mortgage or other Applicable Requirements that have not been recovered by the Servicer from or through the applicable Agency as of the applicable Sale Date. Affiliate: As defined in the Asset Purchase Agreement. Agency: The Ginnie Mae, FHA or HUD, as applicable. Agreement: This Servicing Rights Purchase and Sale Agreement, including all amendments hereof and supplements hereto, and all Exhibits and Schedules attached hereto or delivered pursuant hereto. Ancillary Agreement: As defined in the Asset Purchase Agreement. Ancillary Income: All fees and income derived from and related to the Purchased Assets], excluding Servicing Fees, but including late charges, prepayment penalties, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees, income on escrow accounts and custodial accounts or other receipts on or with respect to such Purchased Assets, and all other incidental fees, income and charges collected from or assessed against the Mortgagor, other than those charges or fees payable to Ginnie Mae under the terms of the Servicing Agreement or as otherwise agreed by the Parties. Applicable Requirements: As of the time of reference and as applicable, (i) all contractual obligations of Seller and any Originators or Prior Servicers with respect to the Servicing Rights and Mortgage Loans, including those contractual obligations contained in the Servicing Agreements by and between Seller and the Ginnie Mae, in any agreement with any applicable Insurer or other Person or in the Mortgage Loan Documents for which Seller or any Originator is responsible or at any time was responsible; (ii) all federal, state and local laws, statutes, rules, regulations and ordinances applicable to Seller or any Originator, or to the Servicing Rights or the origination, purchase, sale, enforcement and insuring or guaranty of, or filing of claims in connection with, the Purchased Assets, the Mortgage Loans and Participations, including the applicable requirements and guidelines of the Ginnie Mae or Insurer, or any other governmental agency, board, commission, instrumentality or other governmental or quasi-

-3- governmental body or office; (iii) all other judicial and administrative judgments, orders, stipulations, awards, writs and injunctions applicable to Seller or any Originator the Servicing Rights or the Mortgage Loans; (iv) the Ginnie Mae Guide, the FHA Regulations and all other Ginnie Mae guides, manuals, handbooks, bulletins, circulars, announcements, issuances, releases, letters, correspondence and other instructions applicable to the Servicing Rights; and (v) to the extent not in conflict with the preceding clauses (i) through (iv), those mortgage origination, sale and servicing practices (including collection practices) of prudent mortgage banking institutions which originate, sell and service mortgage loans of the same types as such Mortgage Loans in the jurisdiction where the related Mortgaged Properties are located. Approved Flood Zone Determination Company: CoreLogic, or any successor thereto, or another flood zone determination vendor approved by Purchaser, that will track FEMA flood zone map determination changes for the life of a Mortgage Loan with respect to the Mortgaged Property. Approved Tax Services Company: CoreLogic, or any successor thereto, or another tax services vendor approved by Purchaser. Assets: As defined in the Asset Purchase Agreement. Assignment of Mortgage: A written instrument that, when recorded in the appropriate office of the local jurisdiction in which the related Mortgaged Property is located, will reflect the transfer of the Mortgage identified therein from the transferor to the transferee named therein. With respect to each MERS Mortgage Loan, the related Assignment of Mortgage shall include a notice of transfer sufficient under the governing instruments of MERS to reflect a transfer of the Mortgage Loan. Assignment Losses: As defined in the Asset Purchase Agreement. Assumed Liabilities: All liabilities and obligations of Seller with respect to, or arising from, the Purchased Assets, including, without limitation, any and all liabilities to Ginnie Mae arising from the Purchased Assets. Balance Sheet Date: As defined in the Asset Purchase Agreement. Bankruptcy Loan: A Mortgage Loan as to which, as of the Sale Date, any related Mortgagor has sought relief under or has otherwise been subjected to federal or state bankruptcy or insolvency laws (including Chapter 7 of the U.S. Bankruptcy Code) or any other similar federal or state laws of general application for the relief of debtors, through the institution of appropriate proceedings, and such proceedings are continuing. Bill of Sale: A Bill of Sale for the sale of the Purchased Assets on the Sale Date, in the form of Exhibit A. Business Day: As defined in the Asset Purchase Agreement.

-4- Claim: Any claim, action, suit, arbitration, proceeding, litigation, complaint, audit, charge, mediation, investigation or similar dispute related to the Mortgage Loans, the Servicing Rights or this Agreement. Closing: As defined in the Asset Purchase Agreement. Code: The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto). Collateral Files: For the purposes of this Agreement, the following documents, the Ginnie Mae Required Mortgage Loan Documents and any other documents required to be maintained with the Document Custodian pursuant to Applicable Requirements: (a) original recorded Mortgage or a copy of such Mortgage, in each case with evidence of recording thereon; (b) original or copies of recorded intervening Assignments of Mortgage, if any, showing a complete chain of assignment; (c) original recorded Assignment of Mortgage to MERS (unless MERS is designated as original mortgagee), for Mortgage Loans that are not MERS Mortgage Loans to Purchaser (or its designee); (d) the original Mortgage Note, together with all necessary intervening endorsements, if any; (e) original mortgagee title insurance policy, or if permitted under the Ginnie Mae Guide, a copy of the mortgage title insurance policy; (f) original recorded modifications or consolidation and extension agreements, if any; (g) original of the applicable power of attorney, if an attorney-in-fact signed the Mortgage Note on a Mortgagor’s behalf or a name affidavit, if the Mortgagor signed under an “also known as” name or used a signature that significantly differs from the typed name; (h) the Home Equity Conversion Loan Agreement, with all exhibits and riders thereto; (i) if a file is subject to a bailee letter, contact information for the related attorney bailee and indication from the bailee regarding which other Collateral Files are in possession of such bailee; and (j) with respect to any REO Property, the original deed, or a trustee’s, sheriff’s or referee’s deed, or a copy thereof, in each case with evidence of recording thereon, evidencing ownership of such REO Property, including copies of any certificate of foreclosure or other document customary in the jurisdiction where such REO Property is located to evidence ownership thereof. For any Collateral File documents which are required to be recorded, a county certified copy is an acceptable alternative if allowed by the Ginnie Mae Guide. COVID Relief Loan: A Mortgage Loan for which the related Mortgagor(s) or their estate has requested or has been provided relief or extended time periods with respect to assignment and enforcement pursuant to FHA Regulations in connection with the COVID-19 Presidentially-Declared National Emergency. Curtailment Event Timeframes: As defined in the Asset Purchase Agreement. Curtailment Losses: As defined in the Asset Purchase Agreement. DBI Losses: As defined in the Asset Purchase Agreement. Default Loan: Any Mortgage Loan that as of the Sale Date, is a Bankruptcy Loan, Foreclosure Loan or Litigation Loan, as disclosed on the Mortgage Loan Schedule. Discloser: A Party disclosing Confidential Information.

-5- Document Custodian: A document custodian approved by the Ginnie Mae and designated by Purchaser. Effective Date: The date set forth in the introductory phrase of this Agreement. Electronic Data File: The test tape(s), sale tape(s) and/or transfer tape(s), or otherwise delivered electronic files or media, containing Mortgage Loan and/or Servicing Rights information delivered or to be delivered to Purchaser, which shall be in the format specified by or acceptable to Purchaser. For the avoidance of doubt, the Electronic Data File shall include but not be limited to, all of the information required under the Ginnie Mae Schedule of Pooled Mortgages Form 11706. Encumbrance: As defined in the Asset Purchase Agreement. Federal Funds Rate: The “high” interest rate for reserves traded among commercial banks for overnight use in amounts of one million dollars ($1 million) or more, as reported by The Wall Street Journal under “Federal Funds” rates as of the first Business Day of each month. Financial Statements: As defined in the Asset Purchase Agreement. FHA: The Federal Housing Administration, an agency within the HUD, and includes the Federal Housing Commissioner and the Secretary of HUD where appropriate under the FHA Regulations. FHA Insurance: An insurance policy issued by the FHA with respect to a loan under the applicable section of the National Housing Act. FHA Regulations: Regulations promulgated by HUD under the National Housing Act, codified in 24 Code of Federal Regulations, including the HUD Handbook and other HUD issuances relating to mortgage loans insured by the FHA, including, without limitation, the FHA Handbook and other related handbooks, circulars, notices, mortgagee letters, or other issuances issued by HUD applicable to the Mortgage Loans, as amended, modified, updated or supplemented from time to time. Foreclosure: The procedure pursuant to which a lienholder acquires title to a Mortgaged Property in a foreclosure sale, or a sale under power of sale, or other acquisition of title to the Mortgaged Property based upon a default by the Mortgagor under the Mortgage Loan Documents, under the law of the state wherein the Mortgaged Property is located. Foreclosure Loan: A Mortgage Loan with respect to which, as of the applicable Sale Date, has been referred to an attorney for foreclosure or similar process. Fraud: As defined in the Asset Purchase Agreement. Ginnie Guaranty Agreement: With respect to each HMBS, the guaranty agreement executed by the related Ginnie Mae issuer and Ginnie Mae.

-6- Ginnie Mae: The Government National Mortgage Association, or any successor thereto. Ginnie Mae Consent: The consent of the Ginnie Mae to the transfer of the Servicing Rights from Seller to Purchaser, without adverse modification to the rights or obligations of the Servicer with respect thereto, together with the satisfaction of any conditions to such consent. Ginnie Mae Guide: The Ginnie Mae Mortgage-Backed Securities Guide and all amendments or additions thereto, and any other applicable rules, regulations, requirements and guidelines of Ginnie Mae. Ginnie Mae Required Mortgage Loan Documents: With respect to any Mortgage Loan, if and to the extent required by Section 35-8 of the Ginnie Mae Guide, the related Mortgage Note in favor of HUD, Assignment of Mortgage (other than for MERS Loans) from Seller to the applicable party and recorded intervening Assignments of the Mortgage, if any, and any other documents required by Section 35-8 of the Ginnie Mae Guides. Governmental Authority: As defined in the Asset Purchase Agreement. Governmental Permit: As defined in the Asset Purchase Agreement. HMBS: means a Ginnie Mae security backed by Participations. HMBS Issuer Responsibilities: With respect to the HMBS Pools, all the duties, responsibilities and liabilities of the “Issuer of Record”, including pursuant to the related Ginnie Guaranty Agreement and the Ginnie Mae Guides. HMBS Pools: Those certain HMBS pools identified on the Mortgage Loan Schedule. HMBS Pool Issuer Rights: With respect to the HMBS Pools, all the rights of the “Issuer of Record” under the Ginnie Guaranty Agreement and the Ginnie Mae Guide, including the right to service the HECM Loans underlying the related HMBS Pools and to receive the servicing fee and/or the servicing fee margin, as applicable, with respect thereto. HECM Loan: An individual fixed or adjustable rate reverse mortgage loan originated pursuant to the FHA’s Home Equity Conversion Mortgage program and insured by FHA Insurance. HUD: The United States Department of Housing and Urban Development, or any federal agency or official thereof which may from time to time succeed to the functions thereof with regard to FHA mortgage insurance. The term “HUD,” for purposes of this Agreement, is also deemed to include subdivisions thereof such as FHA and Ginnie Mae. HUD Handbook: Regulations promulgated by HUD under the National Housing Act, codified in Title 24 of the Code of Federal Regulations, the HUD Home Equity Conversion

-7- Mortgage Handbook 4235.1 REV-1, HUD Handbook 4330.1 REV-5 and any subsequent revisions thereto. Inactive Mortgage Loan: A Mortgage Loan for which the Mortgagor is in default or otherwise delinquent under the applicable Mortgage Note. Insurer: FHA, and any insurer or guarantor under any hazard insurance policy, any federal flood insurance policy, any title insurance policy, any earthquake insurance policy, or any other insurance policy applicable to a Mortgage Loan, Mortgaged Property or Pool, and any successor thereto. Interim Servicing Requirements: Those requirements, obligations and terms set forth in Exhibit C. Liabilities: As defined in the Asset Purchase Agreement. Litigation Loan: A Mortgage Loan that, as of the Sale Date, is involved in any Claim before a court, government agency or arbitrator. Loan Losses: As defined in the Asset Purchase Agreement. Material Adverse Effect: As defined in the Asset Purchase Agreement. Material Contract: As defined in the Asset Purchase Agreement. Maximum Claim Amount: With respect to each Mortgage Loan, the lesser of the appraised value of the related Mortgaged Property or the maximum loan limit established for a one family residence under Section 305(a)(2) of the Federal Home Loan Mortgage Corporation Act (as adjusted where applicable under Section 214 of the National Housing Act). MERS: The Mortgage Electronic Registration System. MERS Mortgage Loan: A Mortgage Loan registered with MERS that either designates MERS as original mortgagee or is assigned to MERS. Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note, except that with respect to real property located in jurisdictions in which the use of leasehold estates for residential properties is a widely-accepted practice, the mortgage, deed of trust or other instrument securing the Mortgage Note may secure and create a first lien upon a leasehold estate of the Mortgagor. Mortgage File: With respect to each Mortgage Loan, the Collateral File and the Servicing File, including the Mortgage Loan Documents. Mortgage Interest Rate: The annual rate at which interest accrues on any Mortgage Loan in accordance with the provisions of the related Mortgage Note.

-8- Mortgage Loan Documents: The Mortgages and Mortgage Notes. Mortgage Loan: A HECM Loan subject of this Agreement and that is identified on the Mortgage Loan Schedule with respect to which the related Purchased Assets shall be sold to the Purchaser hereunder. Mortgage Loan Schedule: The schedule of Mortgage Loans setting forth the information with respect to each Mortgage Loan and the related Servicing Rights setting forth the fields identified on Exhibit E hereto and such additional fields as Purchaser may reasonably request, as the same may be corrected or updated by the Parties after the Sale Date by their written agreement. Mortgage Note: The promissory note executed by a Mortgagor and secured by a Mortgage evidencing the indebtedness of the Mortgagor under a Mortgage Loan. Mortgaged Property: The one- to four-family residential real property that is encumbered by a Mortgage, including all buildings and fixtures thereon. Mortgagor: Any obligor under a Mortgage Note and Mortgage. Non-Certified Pool: Each HMBS Pool or Participation that is expected to be eligible to be pooled in an HMBS Security, but as of the Sale Date is not yet initially certified, finally certified and/or re-certified, as applicable, as disclosed on the Mortgage Loan Schedule. Non-Poolable Tail: The amount of any Advances with respect to a Mortgage Loan that, in accordance with the Ginnie Mae Guide, are not expected to be eligible to be securitized as a Participation in an HMBS Security, as disclosed on the Mortgage Loan Schedule. Originator: With respect to any Mortgage Loan, the Person(s) that performed one or more of the following functions: (i) took the loan application, (ii) processed the loan application, (iii) underwrote the loan application, and/or (iv) closed or funded the Mortgage Loan. Parent: As defined in the Asset Purchase Agreement. Participations: The portion of Advances with respect to a Mortgage Loan that, as of any date of determination, is eligible for securitization into an HMBS security. Parties: Seller and Purchaser. Pending Claims: The accounts receivable relating to Mortgage Loans assigned by Seller to HUD in exchange for insurance proceeds that have not yet been paid by HUD. Person: An individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated association or organization, a government body, agency or instrumentality or any other entity. Pipeline Sale Agreement: As defined in the Asset Purchase Agreement.

-9- Poolable Tail: The amount of any Advances with respect to a Mortgage Loan that, in accordance with the Ginnie Mae Guide, are expected to be eligible to be securitized as a Participation in an HMBS Security. Prior Servicer: Any Person that was a Servicer or subservicer of any Mortgage Loan before Seller became the Servicer of the Mortgage Loan, and any subservicer who has performed subservicing of the Mortgage Loans for Seller. Purchased Assets: As defined in Section 2.1(a) hereof. Purchaser: As defined in the introductory phrase of this Agreement. Qualified Appraiser: An appraiser who meets the Ginnie Mae’s eligibility requirements. Qualified Insurer: An Insurer duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, approved as an insurer by the Ginnie Mae. Recipient: A Party receiving Confidential Information. REO Property: With respect to a Mortgage Loan the real property to which Purchaser or an Ginnie Mae, or another Person acting on Purchaser’s or Ginnie Mae’s behalf, has taken ownership as a result of Foreclosure or acceptance of a deed in lieu of foreclosure with respect to a Mortgaged Property. Requirements of Law: As defined in the Asset Purchase Agreement. Sale Date: The “Closing Date” as defined in the Asset Purchase Agreement. Seller: As defined in the introductory phrase of this Agreement. Seller Board: As defined in the Asset Purchase Agreement. Servicer: The Person contractually obligated, at any time, to administer the Servicing Rights under the Servicing Agreements. Servicing Agreements: The contracts (including any pooling agreement, servicing agreement, custodial agreement or other agreement or arrangement), the Ginnie Mae Guide, and all other applicable rules, regulations, procedures, manuals and guidelines of the Ginnie Mae, defining the rights and obligations of the Ginnie Mae and Servicer, with respect to the Mortgage Loans. Servicing Fee: With respect to each Mortgage Loan, for a period of one full month, the servicing fee of such Mortgage Loan as set forth in the Mortgage Loan Schedule.

-10- Servicing File: With respect to each Mortgage Loan, all documents, whether on hard copy, computer record, microfiche or any other format, evidencing and pertaining to a particular Mortgage Loan and relating to the processing, origination, servicing, collection, payment and foreclosure of such Mortgage Loan, including (i) all documents set forth on Exhibit G attached hereto, (ii) copies of certain documents executed or delivered in connection with the closing of such Mortgage Loan, including copies of the Mortgage Loan Documents, and the other documents included in the Collateral Files, (iii) any documents required to be maintained in the servicing file by the Ginnie Mae or other Applicable Requirements, and (iv) any servicing documentation which relates to such Mortgage Loan of the type customarily included by mortgage loan servicers in their servicing files. Servicing Rights: The rights and responsibilities with respect to servicing the Mortgage Loans, including, but not limited to, any and all of the following: (a) all rights and obligations to service a Mortgage Loan in accordance with Applicable Requirements; (b) all rights to receive Servicing Fees and Ancillary Income; (c) the right to collect, hold and disburse escrow payments or other payments with respect to the Mortgage Loan and any amounts actually collected with respect thereto and to receive interest income on such amounts to the extent permitted by Applicable Requirements; (d) all accounts and other rights to payment related to any of the property described in this paragraph; (e) possession and use of any and all Servicing Files pertaining to the Mortgage Loan or pertaining to the past, present or prospective servicing of the Mortgage Loan; (f) all agreements or documents creating, defining or evidencing any such Servicing Rights and all rights of Seller thereunder; (g) all rights to reimbursement for any unreimbursed Advances as of the Sale Date, or other expenses and costs, on or after the Sale Date to which Seller, in its capacity as Servicer, may be entitled pursuant to Applicable Requirements; (h) except as otherwise provided herein, all rights and benefits relating to the direct solicitation of the related Mortgagors for refinance or modification of the Mortgage Loans and attendant right, title and interest in and to the list of such Mortgagors and data relating to their respective Mortgage Loans; (i) with respect to the Mortgage Loans for which Participations are included in the HMBS Pools, the related HMBS Pool Issuer Rights and HMBS Issuer Responsibilities; (j) all rights to the Advances; and (k) all rights, powers and privileges incident to any of the foregoing. Servicing Transfer Instructions: The instructions, to be attached hereto as Exhibit B and provided by Purchaser on or prior to the Transfer Date, detailing the procedures pursuant to which Seller shall effect the transfer of the Servicing Rights, the Advances and the Mortgage Files to Purchaser or its designee. Shared Issuer Costs: With respect to any Mortgage Loan, the costs associated with foreclosure and/or preservation of the related Mortgaged Property that constitute an HMBS Issuer Responsibility. Subsidiary: As defined in the Asset Purchase Agreement. Title Losses: As defined in the Asset Purchase Agreement. Transaction: The sale by Seller to Purchaser, and the purchase by Purchaser from Seller, of Servicing Rights on the Sale Date, the transfer of such Servicing Rights on the Transfer

-11- Date, and the performance of the Parties’ respective obligations in connection therewith as provided in this Agreement. Transfer Date: The Sale Date. Section 1.3 General Interpretive Principles. For purposes of this Agreement: (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole, including all Annexes, Exhibits and Schedules attached to this Agreement; and (c) any rules of construction relating to interpretation against the drafter of an agreement shall not apply to this Agreement and are expressly waived by the Parties. Unless the context otherwise requires, references herein: (i) to Articles, Sections, Annexes, Exhibits and Schedules mean the Articles and Sections of, and the Annexes, Exhibits and Schedules attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended from time to time; (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any rules and regulations promulgated thereunder, in each case through the date of this Agreement; (iv) to terms defined in the singular have a comparable meaning when used in the plural and vice versa; (v) to words importing the masculine gender shall include the feminine and neutral genders and vice versa; (vi) to the word “or” is not exclusive; (vii) to the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply “if”; (viii) to all accounting terms used herein but not expressly defined herein shall have the meanings given to them under GAAP; and (ix) the word “threatened” shall mean “threatened in writing or, to the knowledge of Seller, otherwise threatened.” The Annexes, Exhibits and Schedules referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement. ARTICLE II SALE OF SERVICING RIGHTS AND RELATED ITEMS Section 2.1 Items to be Sold, Transferred and Assigned. (a) Upon the terms and subject to the conditions of this Agreement, and subject to Applicable Requirements, Seller shall, on and as of the Sale Date, sell, transfer and assign to Purchaser, and Purchaser shall purchase and assume from Seller, all right, title, interest in and to the applicable (i) Servicing Rights to the Mortgage Loans identified on the Mortgage Loan Schedule and all rights related thereto, (ii) the rights to recovery of any Advances, including all Poolable Tails and Non-Poolable Tails, and (iii) the Mortgage Files (collectively, the “Purchased Assets”). It is understood and agreed that the foregoing shall be a commitment of each of the Seller and the Purchaser, subject to satisfaction of the terms and conditions of the Asset Purchase Agreement. (b) It is expressly understood and agreed that the economics of the ownership of the Servicing Rights shall accrue to the benefit of Purchaser as of the Sale Date and Purchaser

-12- shall be entitled to receive all of the Servicing Fees payable under the Servicing Agreements after the Sale Date, including without limitation any accrued and unpaid Servicing Fees as of the Sale Date. On and after the Sale Date, Purchaser shall have the exclusive right to receive all, and to enter into arrangements that generate, Ancillary Income with respect to the Mortgage Loans. Section 2.2 Assumption of Liabilities. In connection with the sale and transfer of Servicing Rights contemplated herein, Purchaser will assume the Assumed Liabilities; provided, however, that the foregoing shall be subject to Seller’s indemnification and other obligations set forth in Article IX of the Asset Purchase Agreement. For the avoidance of doubt, notwithstanding the definition of “Assumed Liabilities”, the Purchaser and the Seller shall be obligated to perform all obligations expressly assumed or undertaken by Purchaser or Seller, as applicable, in this Agreement or otherwise imposed by Applicable Requirements. Section 2.3 Evidence of Sale. On the Sale Date, Seller shall deliver to Purchaser a Bill of Sale to transfer and convey the Servicing Rights to Purchaser. Prior to the Transfer Date, Purchaser and Seller shall execute and deliver the documents required by the Ginnie Mae in connection with the transfer of the Servicing Rights hereunder, in form and substance reasonably satisfactory to Purchaser and Seller, and shall execute and deliver such other instruments or documents as Purchaser and Seller shall reasonably determine are necessary or appropriate to evidence the Transaction. Section 2.4 Servicing Transfer Instructions. In connection with the transfer of the Servicing Rights from Seller to Purchaser pursuant to this Agreement, Seller shall comply with the Servicing Transfer Instructions and take all steps necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to Purchaser. The Servicing Transfer Instructions may be modified following the Sale Date by mutual agreement between Purchaser and Seller and the Parties agree to negotiate in good faith any changes that may be required due to operational requirements, data requirements or otherwise. In any instance in which the Servicing Transfer Instructions conflict with the terms of this Agreement, this Agreement shall control. Section 2.5 Transfer in Accordance with Applicable Requirements. In connection with the transfer of the Servicing Rights from Seller to Purchaser pursuant to this Agreement, Seller shall comply with all Applicable Requirements, including the requirements and guidelines of the Ginnie Mae, the Consumer Financial Protection Bureau and any other federal, state or local regulatory agency, body or authority with authority over Seller, Purchaser or the Transaction. Section 2.6 Default Curtailment. For the avoidance of doubt, Seller, as Servicer, shall be permitted to move any Inactive Mortgage Loan to “due and payable” status with HUD prior to the applicable Transfer Date in accordance with the requirements and timeframes set forth in the FHA Regulations (including HUD Mortgagee Letter 2015-11, published on April 23, 2015 and HUD Mortgagee Letter 2015-15, published on June 12, 2015 as may be amended, modified, updated or supplemented by HUD from time to time).

-13- ARTICLE III PURCHASE PRICE AND RELATED MATTERS Section 3.1 Consideration. In consideration for the transfer and sale contemplated herein of the Purchased Assets, on the Closing Date, Purchaser shall deliver to Seller consideration as set forth in the Asset Purchase Agreement. Section 3.2 Delivery of Electronic Data Files; Mortgage Loan Schedule. (a) Pre-Sale Date. Five (5) Business Days before the Sale Date, Seller shall provide Purchaser with (i) an Electronic Data File(s) containing loan level information required to be included in the Mortgage Loan Schedule, (ii) a good faith estimate of the aggregate outstanding principal balance of all Mortgage Loans relating to the Servicing Rights to be sold as of the Sale Date, (iii) a schedule of known and estimated Pending Claims, Assignment Losses, DBI Losses, Title Losses, Impaired Asset Losses, Curtailment Losses or Shared Issuer Costs attributable to the Mortgage Loans, determined based on information regarding the Mortgage Loans as of such date and (iv) a report listing the Mortgage Loans which are intended to be FHA insured or guaranteed but are not yet so insured or guaranteed. (b) Post-Sale Date. Five (5) Business Days after the Sale Date, Seller shall provide Purchaser with (i) an Electronic Data File(s) containing loan level information required to be included in the Mortgage Loan Schedule, (ii) the actual aggregate outstanding principal balance of all Mortgage Loans as of the Sale Date relating to the Servicing Rights sold as of the Sale Date and (iii) with respect to any Mortgage Loans in foreclosure or bankruptcy, workout files, bankruptcy and other foreclosure documentation, and collection notes as well as any documents required as of the Transfer Date to foreclose and file a claim with FHA. Five (5) Business Days after the Transfer Date, Seller shall provide Purchaser with a final schedule of Pending Claims, Assignment Losses, DBI Losses, Title Losses, Impaired Asset Losses, other Curtailment Losses or Shared Issuer Costs attributable to the Mortgage Loans (including any such Losses arising in connection with any Mortgage Loan for which the applicable Curtailment Event Timeframe was missed after the applicable Sale Date as a result of Servicer’s or any subservicer’s failure to comply with Applicable Requirements). (c) It is understood and agreed that the Mortgage Loan Schedule shall contain all assets of the Seller that, as of the Sale Date, constitute Purchased Assets. (d) The schedules of exceptions to any representations and warranties as contemplated by Article V of this Agreement shall be provided by Seller to Purchaser in the form of schedules attached to the Mortgage Loan Schedule, on the date of delivery of the Mortgage Loan Schedule pursuant to Section 3.2(a). ARTICLE IV REPRESENTATIONS AND WARRANTIES OF SELLER As an inducement to Purchaser to enter into this Agreement and to consummate the Transactions, Seller represents and warrants as follows (it being understood that, unless otherwise

-14- expressly provided in this Article IV, each such representation and warranty is made by Seller as of the Effective Date and the Sale Date, and all of the representations and warranties of Seller contained herein shall survive the Sale Date): Section 4.1 Due Organization and Good Standing. Seller is duly incorporated, validly existing, and in good standing under the laws of the State of California, with full power and authority to conduct its business as it is being conducted, and to perform all of its obligations under this Agreement and the Ancillary Agreements to which it is a party. Each of Seller’s Subsidiaries is a limited partnership, limited liability company or corporation, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of Seller and its Subsidiaries is duly qualified to do business and is in good standing under the laws of each jurisdiction that requires such qualification, except for those jurisdictions where the failure to be so qualified would not have, individually or in the aggregate, a Material Adverse Effect. Each such jurisdiction is listed on Schedule 3.1 of the Asset Purchase Agreement. Seller and its employees, agents and other personnel have, and at all relevant times have had, in full force and effect (without notice of possible suspension, revocation or impairment) all required qualifications, permits, approvals, licenses, and registrations to conduct all activities in all states in which their activities with respect to the Mortgage Loans or the Servicing Rights require them to have such qualifications, permits, approvals, licenses, and registrations. Section 4.2 Authority and Capacity. Seller has the requisite power and authority to execute, deliver and perform this Agreement and each of the Ancillary Agreements to which it is a party. The execution, delivery and performance of this Agreement and the Ancillary Agreements by Seller to which it is a party have been duly authorized and approved by the Seller Board and the Seller’s stockholders and do not require any further authorization or consent of Seller, the Seller Board or Seller’s shareholders. This Agreement has been duly authorized, executed and delivered by Seller and is a legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms, and each of the Ancillary Agreements to which it is a party has been duly authorized by Seller and, upon execution and delivery by Seller (assuming the due authorization, execution and delivery by the other parties thereto) will be a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exceptions”). Section 4.3 No Conflict. Neither the execution and delivery by Seller of this Agreement, the Asset Purchase Agreement, the Mortgage Loan Purchase Agreement, the Pipeline Sale Agreements or of any of the Ancillary Agreements or the consummation by Seller of any of the Transactions nor compliance by Seller with or fulfilment by Seller of the terms, conditions and provisions hereof or thereof will: (a) assuming that all necessary consents, approvals, authorizations and other actions described in Schedule 3.4(b) of the Asset Purchase Agreement have been obtained and all filings and notifications described in Schedule 3.4(b) of the Asset Purchase Agreement have been made and any applicable waiting period has expired or been terminated, result in a violation or breach of the terms, conditions or provisions of, or constitute, an event of default upon Seller, its Subsidiaries or any of the Assets of Seller or any of its Subsidiaries, under (i) any Governmental

-15- Permit, Material Contract, note, instrument, mortgage, lease, franchise or financial obligation to which Seller or any of its Subsidiaries is a party or by which any Purchased Asset is bound, (ii) the certificate of incorporation, bylaws or comparable governing documents of Seller and its Subsidiaries or (iii) any applicable Requirements of Law or privacy policies affecting Seller, any of Seller’s Subsidiaries, the Business or the Purchased Assets, other than any such violations, breaches, defaults, or Encumbrances that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and would not prevent or materially impair or delay the consummation of any of the Transactions; (b) except as set forth on Schedule 3.4(b) of the Asset Purchase Agreement, require the approval, consent, authorization or act of, or the making by Seller or any of its Subsidiaries of any declaration, filing or registration with, any Governmental Authority; or (c) result in the creation or imposition of any lien, charge or encumbrance of any nature upon, the Servicing Rights or any of the Mortgage Loans except as created hereby. Section 4.4 Consents, Approvals and Compliance. Except for the Ginnie Mae Consent, there is no requirement applicable to Seller to make any filing with, or to obtain any permit, authorization, consent or approval of, any Person as a condition to the lawful performance by Seller of its obligations hereunder. Seller is approved and in good standing as a seller and servicer for HECM Loans with the Ginnie Mae and an approved HUD mortgagee, and is approved and in good standing with each applicable Insurer and no event has occurred which would make Seller unable to comply with eligibility requirements or which would require notification to the Ginnie Mae or an Insurer, as necessary and applicable. Seller has not received any written notice from any Agency or other governmental authority that it intends to terminate or restrict Seller’s status as an approved servicer in its programs for which Seller is registered, approved or authorized. Seller has complied with, and is not in default under, any law, ordinance, requirement, regulation, rule, or order applicable to its business or properties, the violation of which might materially and adversely affect the Servicing Rights, the operations or financial condition of Seller or its ability to perform its obligations hereunder. Section 4.5 Litigation. There is no pending or threatened Action against Seller or any of its Affiliates, directors, officers or employees that would be reasonably expected, individually or in the aggregate, to be material to the Business or that involves any challenge to, or seeks damages or other relief in connection with, this Agreement, the Asset Purchase Agreement, the Mortgage Loans Purchase Agreement or the Ancillary Agreements or in connection with the Transactions. All pending or threatened Actions against Seller and its Subsidiaries are listed on Schedule 3.11 of the Asset Purchase Agreement. Section 4.6 Bulk Sales. The transfer, assignment and conveyance of the Servicing Rights by Seller pursuant to this Agreement is not subject to the Hart-Scott-Rodino Antitrust Improvements Act, or the bulk transfer or any similar statutory provisions in effect in any jurisdiction, the laws of which apply to such transfer, assignment and conveyance.

-16- Section 4.7 Insurance. (a) Schedule 3.18(a) to the Asset Purchase Agreement sets forth a true and complete list of all current insurance policies covering Seller and/or its assets, properties, employees and business, other than insurance programs or policies relating to any Purchased Assets. Seller has provided Buyer with true and complete copies of all such policies. (b) With respect to each insurance policy identified in Schedule 3.18(a) to the Asset Purchase Agreement, (i) such policy is legal, valid, binding, enforceable and in full force and effect and (ii) neither Seller nor any other party to the policy is in material breach or default thereunder (including with respect to the payment of premiums or the giving of notices) and no event has occurred that, with notice or the lapse of time, would constitute such a material breach or default, or permit any termination, modification or acceleration under such policy. Seller and its Subsidiaries have been covered during the past three (3) years by insurance substantially similar in scope to that listed in Schedule 3.18(a) to the Asset Purchase Agreement. Seller and its Subsidiaries have no self-insurance or co-insurance programs. (c) Except as set forth on Schedule 3.18(c) to the Asset Purchase Agreement, there are no pending claims under any insurance policy of Seller or any of its Subsidiaries, relating to workers compensation or other covered employment-related claims, general liability, mortgage impairment, bond, D&O or E&O for which the maximum outstanding liability (including expenses) would reasonably be expected to be greater than $100,000. Section 4.8 Financial Statements. (a) Schedule 3.5(a) to the Asset Purchase Agreement contains the Financial Statements. (b) The Financial Statements (i) have been prepared based upon the information contained in the books and records of Seller and its Subsidiaries, (ii) have been prepared in accordance with GAAP applied on a consistent basis as at the dates and for the periods presented (except, in the case of unaudited Financial Statements, the absence of footnote disclosures and normal year-end adjustments), and (iii) present fairly, in all material respects, the financial position and results of operations and cash flows of Seller and its Subsidiaries as at the dates and for the periods presented. (c) Except as set forth on Schedule 3.5(c) attached to the Asset Purchase Agreement, Seller and its Subsidiaries did not have, at the Balance Sheet Date, nor has Seller or any of its Subsidiaries incurred since that date, any Liabilities of any nature other than Liabilities, (i) which were accrued or reserved against and were reflected in the Financial Statements, (ii) which were incurred after the Balance Sheet Date in the ordinary course of business consistent with past practices, (iii) that have been discharged or paid in full prior to the date hereof, (iv) executory obligations to perform, in accordance with its terms, any Contract to which Seller or any of its Subsidiaries is a party, and (v) liabilities specifically disclosed on Schedule 3.5(c) to the Asset Purchase Agreement. Section 4.9 Solvency. Each of Seller and its Subsidiaries are able to pay their debts as they become due and own property which has a fair saleable value greater than the amounts

-17- required to pay their debts (including a reasonable estimate of the amount of all contingent liabilities). Immediately following the Closing, each of Seller and its Subsidiaries will be solvent for all purposes under federal bankruptcy and applicable state fraudulent transfer and fraudulent conveyance Requirements of Law and the transactions contemplated by this Agreement do not constitute fraudulent transfers and fraudulent conveyances under such Requirements of Law. Section 4.10 Sale Treatment. Subject to Section 2.10 of the Asset Purchase Agreement, Seller has determined that the disposition of the Servicing Rights pursuant to this Agreement will be afforded sale treatment for accounting purposes. Section 4.11 Fair Consideration. The consideration received by Seller upon the sale of the Servicing Rights under this Agreement constitutes fair consideration and reasonably equivalent value for the Servicing Rights. Section 4.12 No Accrued Liabilities for Purchased Assets. Other than as disclosed in writing to Purchaser, there are no accrued liabilities of Seller with respect to the Mortgage Loans, the Servicing Rights or the servicing of the Mortgage Loans or, to Seller’s knowledge, circumstances under which such accrued liabilities will arise against Purchaser as successor to the Servicing Rights or the servicing of the Mortgage Loans, with respect to occurrences prior to the Sale Date. Section 4.13 Audits. Since January 1, 2017, neither Seller nor any Originator or Prior Servicer has been the subject of an audit by any Ginnie Mae or Insurer, which audit asserted a material failure to comply with Applicable Requirements. Section 4.14 No Regulatory Restrictions. As of the Sale Date, there are no contracts, settlement agreements, stipulations, awards, or consent orders entered into with or issued by any Governmental Authority or other party affecting the Servicing Rights or the servicing of the Mortgage Loans to which Purchaser is or will be bound by or to nor shall Seller enter into any such contracts, settlement agreements, stipulations, awards, or consent orders to which Purchaser will be bound by or to following the Sale Date without the consent of Purchaser. Section 4.15 MERS. Seller is a member of MERS in good standing and is current in payment of all fees and assessment imposed by MERS. Section 4.16 No Regulatory Impediment. As of the date of this Agreement, no Agency or governmental authority has raised to Seller any outstanding material objection to Seller’s potential sale of mortgage servicing rights, which could be implicated by the consummation of the transactions contemplated by this Agreement. Section 4.17 Brokers Fees. None of Seller, its Subsidiaries or any Person acting on behalf of Seller or any of its Subsidiaries, has paid or become obligated to pay any fee or commission to any broker, finder or intermediary, and no Person is or shall become entitled to any such fee or commission, for or on account of the transactions contemplated by this Agreement. Section 4.18 Existing Liabilities. Other than as disclosed in writing to Purchaser, Seller has no knowledge of and has not received any notice concerning any material liabilities relating to the Servicing Rights for which Purchaser would be responsible or which would arise against

-18- Purchaser with respect to occurrences prior to the applicable Sale Date, other than liabilities of the type for which an owner or servicer of Mortgage Loans would be customarily responsible. ARTICLE V REPRESENTATIONS AND WARRANTIES OF SELLER REGARDING THE MORTGAGE LOANS AND SERVICING RIGHTS As an inducement to Purchaser to enter into this Agreement and to consummate the Transactions, Seller represents and warrants as follows as of the Sale Date, or such other date as expressly provided in this Article V, and all of the representations and warranties of Seller contained herein shall survive the Sale Date: Section 5.1 Mortgage Loans and Servicing Rights. (a) General Compliance. Each Mortgage Loan and the related Servicing Rights conform in all material respects to Applicable Requirements, and each Mortgage Loan was eligible for sale to, insurance by, or pooling to back securities issued or guaranteed by, or participation certificates issued by, as applicable, the Ginnie Mae, and/or Insurer upon such sale, issuance of insurance or pooling. Except as set forth on Schedule 5.1(a) to the Mortgage Loan Schedule, there has been no improper act or omission or alleged improper act or omission (which allegation has been received by Seller in writing), or error by Seller, any Originator or any Prior Servicer with respect to the origination, underwriting or servicing of any of the Mortgage Loans. Except as set forth on Schedule 5.1(a) to the Mortgage Loan Schedule, each Mortgage Loan has been originated, underwritten, closed, funded, sold, pooled and serviced in compliance with all Applicable Requirements. Seller is not otherwise in default with respect to Seller’s obligations under the Servicing Agreements or Applicable Requirements. Each Participation satisfied the eligibility requirements for pooling with Ginnie Mae as of the time such Participation was pooled with Ginnie Mae. (b) Purchased Assets as Described. The information set forth in the Mortgage Loan Schedule is true, correct and complete in all material respects, as of the date provided or indicated therein. The Purchased Assets and the related Mortgage Loans satisfy and are in conformance with the specifications, restrictions and assumptions contained in this Agreement. Unless identified as such on the Mortgage Loan Schedule, no Mortgage Loan is a Default Loan or a COVID Relief Loan. (c) Outstanding Charges. Except as set forth on Schedule 5.1(c) to the Mortgage Loan Schedule, all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable, in accordance with any applicable FHA Regulations or Applicable Requirements. Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan.

-19- (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the mortgagee and which is contained in the Collateral Files. The substance of any such waiver, alteration or modification has been approved by the Ginnie Mae, and if required, by the applicable Insurer, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the applicable Insurer, and which assumption agreement is part of the Collateral File delivered to the Document Custodian and the terms of which are reflected in the Mortgage Loan Schedule. (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated. With respect to each Mortgage Loan, Seller and any Prior Servicer have followed all provisions of the Bankruptcy Laws, including, without limitation, the filing and proper prosecution and protection of all proofs of claim, filing notices of all payment changes, filing notices of fees, costs and other charges incurred with each Mortgage Loan, such as performing an escrow analysis of the applicable account from the filing of the bankruptcy petition and thereafter, as required by applicable laws, and applying all payments as prescribed by applicable court orders. (f) Hazard Insurance. Pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a Qualified Insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the Ginnie Mae. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the federal Flood Insurance Administration is in effect, which policy conforms to all Applicable Requirements. All individual insurance policies contain a standard mortgagee clause naming Seller and its respective successors and assigns as mortgagee, and all premiums thereon have been paid. Each Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement of such cost and expense from the Mortgagor. Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development. Each hazard insurance policy is the valid and binding obligation of the Insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of Purchaser upon the consummation of the Transaction. Seller has not engaged in, and has no knowledge of any Mortgagor’s having engaged in, any act or omission that would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect

-20- of either, including no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Seller. (g) Compliance with Applicable Requirements. The Mortgage File contains each of the documents and instruments, including all necessary documentation of the chain of title for all Mortgage Loans, which are required to be maintained under the Applicable Requirements. The Servicing File contains all documents and instruments required by the Applicable Requirements for servicing such Mortgage Loan in all material respects in accordance with Applicable Requirements. Seller and each Originator and Prior Servicer have complied with Applicable Requirements pertaining to the Mortgage Loans and the Servicing Rights, including the federal Fair Housing Act, federal Equal Credit Opportunity Act and Regulation B, federal Fair Credit Reporting Act, federal Truth in Lending Act and Regulation Z, National Flood Insurance Act of 1968, federal Flood Disaster Protection Act of 1973, federal Real Estate Settlement Procedures Act and Regulation X, federal Fair Debt Collection Practices Act, federal Home Mortgage Disclosure Act, and state consumer credit and usury codes and laws. In addition, all Mortgage Loans have been originated with (and, in particular, the Mortgage Loan Documents contain) late fee provisions that fully comply with all applicable federal, state and local laws, regulations and Applicable Requirements and that are fully enforceable by Purchaser against each Mortgagor. Each Originator and Prior Servicer was qualified to do business, and had all requisite licenses, permits and approvals, in the jurisdictions in which the applicable Mortgaged Properties are located. To the best of Seller’s knowledge, each Mortgagor and each Mortgaged Property is not and has not been in violation of any Applicable Requirements, including laws relating to protection of human health or the environment. (h) No Satisfaction of Mortgage. Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the related Mortgaged Property has not been released from the lien of the Mortgage, in whole or, except as permitted under Applicable Requirements, in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. Seller has not waived the performance by the Mortgagor of any actions if the Mortgagor’s failure to perform such action would cause the Mortgagor to be in default, nor has Seller waived any default resulting from any action or inaction of the Mortgagor. (i) Location and Type of Mortgaged Property. The Mortgaged Property is a fee simple property located in the state identified in the Mortgage Loan Schedule or other property acceptable pursuant to Underwriting Guidelines and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or an individual unit in a planned unit development, provided, however, that any condominium project or planned unit development shall conform with the Ginnie Mae requirements regarding such dwellings, no residence or dwelling is a mobile home and no residence or dwelling is a manufactured dwelling unless affixed to real property and eligible under applicable Ginnie Mae requirements. No portion of the Mortgaged Property was used for commercial purposes at the time of origination; with respect to Mortgage Loans that are secured by a leasehold estate, (i) the lease is valid, in full force and effect, and conforms to all of the Ginnie Mae’s requirements for leasehold estates; (ii) all rents and other payments due under the lease have been paid; (iii) the lessee is not in default under any provision of the lease; (iv) the term of the lease exceeds the maturity date of the related Mortgage Loan by

-21- at least five years; and (v) the terms of the lease provide a mortgagee with an opportunity to cure any defaults. Each Mortgage Loan is secured by real property within one of the 50 states in the United States of America, or the District of Columbia. (j) Valid First Lien. The Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to: (i) the lien of current real property taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the Mortgage Loan and (A) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan or (B) which do not adversely affect the appraised value of the Mortgaged Property set forth in such appraisal; and (iii) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; in each case of (i) through (iii), consistent with the requirements of the applicable Agency. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein. (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. (l) Title Insurance. Each Mortgage Loan is covered by either (i) an attorney’s opinion of title and abstract of title the form and substance of which is acceptable to the Ginnie Mae, or (ii) an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy of insurance acceptable to the Ginnie Mae issued by a title insurer acceptable to the Ginnie Mae, and qualified to do business in the jurisdiction where the related Mortgaged Property is located, insuring, subject only to the exceptions listed in Subsection (k) above, Seller, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related title insurance policy contains an endorsement insuring the validity of the creation of the condominium

-22- form of ownership with respect to the project in which such unit is located. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such mortgagee title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. Seller is the named insured and the sole insured of such mortgagee title insurance policy, the assignment to Purchaser of Seller’s interest in such mortgagee title insurance policy does not require the consent of or notification to the Insurer (or if such consent or notification is required, such consent has been received, or such notification has been given), and such mortgagee title insurance policy is in full force and effect and will be in force and effect and will inure to the benefit of Purchaser upon the consummation of the Transaction. No claims have been made under such mortgagee title insurance policy, and no prior holder of the Mortgage, including Seller, has done, by act or omission, anything that would impair the coverage of such lender’s title insurance policy, including no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by Seller. (m) No Defaults. Other than with respect to defaults arising from death of the related Mortgagor, non-occupancy, the failure to timely pay taxes or insurance, or the failure to timely perform repairs, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither Seller nor its predecessors have waived any default, breach, violation or event of acceleration. (n) Ginnie Mae. Except as set forth on Schedule 5.1(n) to the Mortgage Loan Schedule, each Participation that is included in an HMBS Pool and each Advance that is eligible to become a Participation meets the requirements of the Ginnie Mae Guide for pooling to back one or more issuances of Ginnie Mae HMBS at the time of such pooling, including, but not limited to, Sections 35-5 and 35-6 of the Ginnie Mae Guide. Each Mortgage Loan with respect to which a Participation is included in an HMBS Pool satisfies the mortgage eligibility requirements set forth in Section 35-6 of the Ginnie Mae Guide. (o) No Mechanics’ Liens. There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage. (p) Location of Improvements; No Encroachments. All improvements located on or being part of each Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property (and, if such Mortgaged Property is a condominium unit, such improvements lie wholly within the project) and no improvements on adjoining properties encroach upon such property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. (q) Customary Provisions. The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the

-23- realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee’s sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage. (r) Occupancy of the Mortgaged Property. As of the date of origination, the Mortgaged Property was lawfully occupied by the Mortgagor under Applicable Law and, except in the case where the Mortgagor is deceased or no longer lives at the Mortgaged Property, as of the Closing Date, the Mortgaged Property is lawfully occupied by the Mortgagor; the Mortgaged Property is owned by and is the primary residence of the Mortgagor. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. To the extent required by Applicable Requirements, the Mortgagor represented at the time of origination of the Mortgage Loan that the Mortgagor would occupy the Mortgaged Property as the Mortgagor’s primary residence. (s) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in Subsection (k) above. (t) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor. (u) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements for sale to the Ginnie Mae or is located in a condominium or planned unit development project that has received the Ginnie Mae project approval, and the representations and warranties required by the Ginnie Mae with respect to such condominium or planned unit development have been made and remain true and correct in all respects. (v) Due on Sale. Each Mortgage contains an enforceable provision (to the extent not prohibited by law) for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event that the related Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder. (w) Consolidation of Future Advances. Any advances of loan proceeds made have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and the same repayment

-24- terms. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to the Ginnie Mae. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. (x) Mortgaged Property Undamaged. There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property. Except as disclosed to Purchaser on the Mortgage Loan Schedule, the Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended or for which the Servicer would have liability. With respect to any Mortgage Loan for which the related Mortgaged Property is located in a disaster area declared by any federal or state government in the twelve (12) months prior to the Sale Date or any longer period to the extent applicable under Applicable Requirements, Seller has obtained a property inspection of the Mortgaged Property conducted following the disaster event and has been in contact with the Mortgagor regarding any damage to such property and/or hardship to the Mortgagor resulting from such disaster to the extent required by the applicable Agency and has complied with all other disaster relief requirements of the applicable Agency. (y) Collection and Servicing Practices. The servicing and collection practices used with respect to each Mortgage Loan have been in accordance with Applicable Requirements. (z) Appraisals. With respect to each Mortgage Loan, and as allowed or required by the Ginnie Mae Guide, there is either (i) an automated property valuation report or (ii) an appraisal on an Ginnie Mae-approved form (or a narrative residential appraisal) of the related Mortgaged Property that conforms to Applicable Requirements and that was signed prior to the approval of such Mortgage Loan application by a Qualified Appraiser, appointed by Seller or the Originator of such Mortgage Loan, as appropriate, who has no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan. (aa) Servicemembers Civil Relief Act. The Mortgagor has not notified Seller of, and Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act. (bb) Environmental Matters. The Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property in which compliance with any environmental law, rule or regulation is an issue; and to the best of Seller’s knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property. (cc) Mortgagor Acknowledgment. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans.

-25- (dd) Regarding the Mortgagor. The Mortgagor is one or more natural persons. (ee) Tax Service Contract. Seller has obtained a life of loan, transferable real estate tax service contract from an Approved Tax Services Company on each Mortgage Loan and such contract is assignable without penalty, premium or cost to Purchaser, except as set forth in Section 7.10 of this Agreement. (ff) Flood Certification Contract. Seller has obtained a life of loan, transferable flood certification contract for each Mortgage Loan from an Approved Flood Zone Determination Company and such contract is assignable without penalty, premium or cost to Purchaser, except as set forth in Section 7.10 of this Agreement. (gg) Predatory Lending Regulations; High Cost Loans. None of the Mortgage Loans are classified as (a) “high cost” loans under the Home Ownership and Equity Protection Act of 1994 or (b) “high cost,” “threshold,” “covered” or “predatory” loans under any other applicable state, federal or local law. None of the Mortgage Loans violates the Ginnie Mae’s predatory lending restrictions. (hh) Single Premium Credit Life Insurance. None of the proceeds of the Mortgage Loan have been used to finance single premium credit life insurance policies. (ii) Filing of Reports. Seller has filed or will file in a timely manner all reports required by the Ginnie Mae and Insurers with respect to the Mortgage Loans and the Servicing Rights. (jj) Representations and Warranties to the Ginnie Mae and Insurers. All representations and warranties made by Seller to the Ginnie Mae and Insurers in connection with a Mortgage Loan and Servicing Rights in the Servicing Agreement or otherwise were true and correct as of the date made and are incorporated herein by reference and inure to the benefit of Purchaser. (kk) No Fraud. No misrepresentation, error or fraudulent action or omission has occurred on the part of Originator, Prior Servicer, Seller or any other Person (including without limitation any Mortgagor, appraiser, builder or developer, credit reporting agency, settlement agent, realtor, broker or correspondent) in connection with the origination and/or servicing of any Mortgage Loan, any Servicing Agreement or the application of any insurance proceeds with respect to a Mortgage Loan or the Mortgaged Property. There was no fraud in the origination or servicing of any Mortgage Loan, whether the result of any act or omission of the Originator, Prior Servicer, Seller, the Mortgagor, or any other Person (including without limitation any borrower, appraiser, builder or developer, credit reporting agency, settlement agent, realtor, broker or correspondent) or any employee, representative or agent of the foregoing. (ll) OFAC. Seller has complied with all anti-money laundering laws and regulations applicable to it as originator, seller and Servicer, and has established an anti-money laundering compliance program as required by such anti-money laundering laws and regulations. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the “Executive Order”) or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the “OFAC Regulations”) or in violation of the Executive

-26- Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a “blocked person” for purposes of the OFAC Regulations. (mm) Reserved. (nn) MERS. Except for Mortgaged Properties located in the State of Maine, each Mortgage Loan is registered on MERS. (oo) Servicing Fee/Initial Servicing Rights. The Servicing Fee reflected on the Electronic Mortgage File and Mortgage Loan Schedule is net of guaranty fees and lender paid mortgage insurance premiums. The Servicing Rights being sold in this transaction are the Servicing Rights initially created with respect to the Mortgage Loan and have not been and are not currently subject to any agreement purporting to sell “excess yield” or “excess servicing fees” and there has been no previous modification or amendment relating to the Servicing Rights or Servicing Fees, or any sale, transfer, conveyance or assignment of less than 100% of the Servicing Rights initially created with respect to the Mortgage Loans. (pp) Repurchase or Indemnification Loans. Except as set forth on Schedule 5.1(pp) to the Mortgage Loan Schedule, none of the Mortgage Loans are subject to any demand or request for repurchase, indemnification or “make whole” payment by the Ginnie Mae, Insurer or any other Person. None of the Mortgage Loans are subject to any indemnification or “make whole” agreement, reimbursement arrangement or similar agreement or arrangement pursuant to which Purchaser may be required to indemnify, make whole or reimburse the Ginnie Mae, Insurer or any other Person for any Loss or other amounts related to such Mortgage Loans. (qq) FHA Insurance. Except as set forth on Schedule 5.1(qq) to the Mortgage Loan Schedule, each Mortgage Loan was underwritten in accordance with all FHA Regulations applicable to reverse mortgages and is fully insurable by HUD/FHA. Such insurance is in full force and effect and all prior transfers, if any, of the Mortgage Loan have been, and the transactions herein contemplated are, in compliance with all applicable FHA Regulations. No Mortgage Loan is subject to any defect that could diminish or impair the FHA Insurance and no circumstances exist with respect to the Mortgage Loans that could permit coverage to be denied, in whole or in part, under the related FHA Insurance. The related FHA policy calls for the assignment of the Mortgage Loan to HUD as opposed to the co-insurance option. The entire amount of the insurance premium has been paid to HUD/FHA, and no portion is shared by Seller or, if the monthly premium option has been chosen for such Mortgage Loan, all such premiums due on or before the applicable Sale Date have been duly and timely paid. The Mortgage File contains all of the Mortgage Loan Documents required for the assignment of each Mortgage Loan to HUD and the Seller is not aware of any circumstances that could cause HUD to reject an assignment of a Mortgage Loan when such Mortgage Loan reaches or exceeds 98% (or such lower threshold permitted by HUD/FHA) of its Maximum Claim Amount. (rr) Mortgage Pools. All HMBS Pools or Participations are either (i) initially certified, and when transferred to Purchaser, will be eligible for final certification and/or recertification, as applicable, to the extent required by Applicable Requirements for the applicable Agency, by Purchaser or the Document Custodian in accordance with Applicable Requirements

-27- and the collateral files for all Mortgage Loans with such Agency include all documents necessary for the Purchaser or the Document Custodian to provide the final certification or recertification for the related pools to the extent required under Applicable Requirements; or (ii) disclosed on the Mortgage Loan Schedule as a Non-Certified Pool. (ss) Agency Loans. Each Mortgage Loan is insured pursuant to section 203(b) of the National Housing Act to the full extent permitted thereunder. Seller and any Prior Servicer have complied with applicable provisions of the applicable Agency insurance or guaranty contracts and Applicable Requirements, all premiums or other charges due in connection with such Agency insurance or guaranty contracts have been paid, there has been no act or omission which would or may invalidate any such Agency insurance or guaranty contracts, and the Agency insurance or guaranty is in full force and effect with respect to each Mortgage Loan. There are no defenses, counterclaims, or rights of set-off affecting the validity or enforceability of any Agency insurance or guaranty contracts with respect to a Mortgage Loan. Seller has no separate agreements with any Agency, with respect to indemnification or submission of claims for any of the Mortgage Loans. No Mortgage Loan is a HUD repossessed loan. Seller acknowledges that the net tangible benefit standards for FHA streamline refinance loans, as appearing in the FHA Single Family Housing Policy Handbook, Section 4000.1 II.A.8.d.vi.(C)(4)(c), were updated effective September 14, 2015, and represents and warrants that the Mortgage File for any Mortgage Loan required or intended to meet such standards contains documentation of the determination of compliance with the standard stated therein, or in any successor provision with similar purpose. Each Mortgage Loan is insured by the FHA. (tt) Non-Borrowing Spouse Extension. As of the Closing Date, no “eligible non-borrowing spouse” has been unreasonably denied a deferral of due and payable status on a Mortgage Loan. Section 5.2 Advances. Except as set forth on (x) Schedule 5.2 to the Mortgage Loan Schedule or (y) the schedule of known and estimated claims and losses required to be delivered to Purchaser pursuant to Section 3.2(a)(iii), the Advances are valid and subsisting accounts owing to Seller, made pursuant to and in accordance with Applicable Requirements, are eligible for reimbursement from the Ginnie Mae or an Insurer, are carried on the books of Seller at values determined in accordance with generally accepted accounting principles and are not subject to any set-off or claim that could be asserted against Seller or a Servicer, and Seller has not received any notice from the Ginnie Mae, any Insurer or other Person in which the Ginnie Mae, Insurer or Person disputes or denies a claim by Seller for reimbursement in connection with an Advance. Seller has correctly identified each Advance as either a Poolable Tail or a Non-Poolable Tail, as applicable, on the Mortgage Loan Schedule. Each Advance identified on the Mortgage Loan Schedule as a Poolable Tail shall be, and at all times prior to the Transfer Date has been, eligible to be securitized as a Participation in an HMBS Security. Each Advance has supporting backup documentation meeting Ginnie Mae requirements in original or imaged form. Section 5.3 Ginnie Mae Remittances and Reporting. Seller and, to the extent applicable, each Originator and Prior Servicer, have remitted or otherwise made available to the Ginnie Mae (i) all principal and interest payments received to which the Ginnie Mae is entitled under the Servicing Agreements, including any guaranty fees, and (ii) all Advances of principal and interest payments required by such Servicing Agreements. In accordance with Applicable

-28- Requirements, Seller has prepared and submitted to the Ginnie Mae all reports in connection with such payments required by Applicable Requirements. Section 5.4 Mortgage File; Certification of HMBS Pools. Each Mortgage File contains each of the documents and instruments specified by this Agreement and the Servicing Transfer Instructions to be included therein and required to be maintained under Applicable Requirements. All books, records and accounts of Seller and Seller’s document custodian with respect to the Servicing Rights and the Mortgage Loans are complete, properly maintained, and accurately reflect the subject matter thereof. All HMBS Pools, Mortgage Loans and Participations are eligible for certification and re-certification in accordance with Applicable Requirements. Seller shall cooperate with Purchaser and take all necessary action to obtain by the appropriate deadline any required certification or re-certification of HMBS Pools, Mortgage Loans and Participations in connection with the transfer of Servicing Rights to Purchaser hereunder. The Collateral Files delivered to the Document Custodian will include all documents necessary in order for the Document Custodian to certify or recertify the HMBS Pools, Mortgage Loans and Participations in accordance with Applicable Requirements. Each Mortgage Loan included in a Pool meets all eligibility requirements for inclusion in such Pool, and Seller caused each Pool to be properly formed. Each Pool is properly balanced and fully funded. Section 5.5 Good Title. Subject to Applicable Requirements, Seller is the sole owner and holder of all right, title and interest in and to the Purchased Assets. The sale, transfer and assignment by Seller to Purchaser of the Purchased Assets, and the instruments required to be executed by Seller and delivered to Purchaser pursuant to Applicable Requirements, are, and will be on the Sale Date and each Transfer Date, valid and enforceable in accordance with their terms and will effectively vest in Purchaser good and marketable title to the Purchased Assets, free and clear of any and all liens, claims, or encumbrances, except for those encumbrances required by Applicable Requirements. Seller has full right and authority, subject to no interest, or agreement with, any other party to sell and assign the Purchased Assets to Purchaser pursuant to this Agreement. Seller has not engaged any subservicers, subcontractors or other agents to perform any of its servicing duties with respect to any Mortgage Loan, other than engagements that are permitted by, and are in compliance in all material respects with the requirements of, Applicable Requirements, and all fees and expenses due and payable to any such subservicer, subcontractor or agent in connection therewith other than Assumed Liabilities have been paid, or will be paid before overdue, by Seller. Section 5.6 Internal Audits. The Mortgage Loans have been subject to Seller’s and Originator’s origination, and Seller’s and Prior Servicer’s servicing, quality control reviews and internal audits to no less a degree than other residential mortgage loans originated or serviced by Seller, any Originator or Prior Servicer and such quality control review and internal audits have not revealed a failure to comply with Applicable Requirements in connection with the Mortgage Loans in any material respect. Section 5.7 Servicing Under Applicable Requirements. There has been no servicer default, servicer termination event or other default or breach by Seller as servicer under any Applicable Requirement with respect to which Seller has received notice and no event has occurred, which with the passage of time or the giving of notice or both would (1) constitute a material default or breach by Seller as servicer under any Applicable Requirement or (2) result in

-29- the rescission of any insurance policy or reduce insurance benefits in respect of any Mortgage Loan. ARTICLE VI REPRESENTATIONS AND WARRANTIES OF PURCHASER As an inducement to Seller to enter into this Agreement and to consummate the Transactions, Purchaser represents and warrants as follows (it being understood that, unless otherwise expressly provided in this Article VI, each such representation and warranty is made to Seller as of the Effective Date and the Sale Date and all of the representations and warranties of Purchaser contained herein shall survive the Sale Date): Section 6.1 Due Organization and Good Standing. Purchaser is a limited liability company, duly organized, validly existing, and in good standing under the laws of the state of Delaware. Purchaser and its employees, agents and other personnel have in full force and effect (without notice of possible suspension, revocation or impairment) all required qualifications, permits, approvals, licenses, and registrations to conduct all activities in all states in which their activities with respect to the Mortgage Loans or the Servicing Rights require them to have such qualifications, permits, approvals, licenses, and registrations, except where the failure of Purchaser to possess such qualifications, licenses, permits, approvals and registrations would not have a material adverse effect on Seller. Section 6.2 Authority and Capacity. Purchaser has all requisite entity power, authority and capacity, to execute and deliver this Agreement and to perform all of its obligations hereunder. Purchaser does not believe, nor does it have any cause or reason to believe, that it cannot perform each of its obligations under this Agreement. Section 6.3 Effective Agreement. The execution, delivery and performance of this Agreement by Purchaser and consummation of the Transactions has been duly and validly authorized by all necessary entity action by Purchaser; and this Agreement has been duly and validly executed and delivered by Purchaser, and this Agreement is a valid and legally binding agreement of Purchaser and enforceable against Purchaser in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting generally the enforcement of creditor’s rights and the discretion of a court to grant specific performance. Section 6.4 No Conflict. Neither the execution and delivery of this Agreement nor the consummation of the Transactions, nor compliance with its terms and conditions, shall violate, conflict with, result in the breach of, or constitute a default under, be prohibited by, or require any additional approval under any of the terms, conditions or provisions of Purchaser’s certificate of formation, limited liability company agreement or other organizational documents of Purchaser, or of any mortgage, indenture, deed of trust, loan or credit agreement or instrument to which Purchaser is now a party or by which it is bound, or of any order, judgment or decree of any court or governmental authority applicable to Purchaser. Section 6.5 Consents, Approvals and Compliance. Except for the Ginnie Mae Consent, there is no requirement applicable to Purchaser to make any filing with, or to obtain any

-30- permit, authorization, consent or approval of, any Person as a condition to the lawful performance by Purchaser of its obligations hereunder. Purchaser is approved by and in good standing with the Ginnie Mae, and is approved and in good standing with each applicable Insurer, as necessary, in order to purchase and assume responsibility for the Servicing Rights. Purchaser has complied with, and is not in default under, any law, ordinance, requirement, regulation, rule, or order applicable to its business or properties, the violation of which would reasonably be expected to materially and adversely affect its ability to perform its obligations hereunder. Section 6.6 Litigation. There is no litigation, claim, demand, proceeding or governmental investigation existing or pending, or to Purchaser’s knowledge, threatened, or any order, injunction or decree outstanding, against or relating to Purchaser that would reasonably be expected to materially and adversely affect or delay the performance by Purchaser of its obligations under this Agreement. ARTICLE VII COVENANTS Section 7.1 Ginnie Mae Consent. The purchase and sale of the Servicing Rights pursuant to the Transaction are subject to approval by the Ginnie Mae. Seller shall use commercially reasonable efforts to obtain the Ginnie Mae Consent promptly prior to the Sale Date, and Purchaser shall cooperate with Seller in obtaining the Ginnie Mae Consent. Upon receipt of the Ginnie Mae Consent, Seller shall deliver to Purchaser by electronic mail, a copy of each such Ginnie Mae Consent. Purchaser shall pay any and all costs of securing the Ginnie Mae Consent for the Transaction, including fees to the Ginnie Mae for the transfer of the Servicing Rights in accordance with Applicable Requirements. Section 7.2 Ginnie Mae Notifications; Subservicing. Seller shall notify Purchaser in writing, within one (1) Business Day of Ginnie Mae notice if (a) the Ginnie Mae advises Seller that the Transfer Date, for all or any portion of the Servicing Rights, will be a date other than a scheduled Transfer Date, or (b) the Ginnie Mae advises Seller that all or any portion of the Servicing Rights may not be transferred to Purchaser. Any scheduled Transfer Date may be delayed upon the written agreement of the Parties. To the extent that the Mortgage Loans are being subserviced on behalf of Seller, Seller’s delivery obligations under this Agreement shall be read to include an obligation of Seller to cause its subservicer to perform such obligations, as applicable. Seller agrees to cause any such subservicer to perform Seller’s obligations in effecting the transfer of the Servicing Rights in accordance with Applicable Requirements, and conform with all of the requirements of this Agreement applicable to Seller, as if performed by Seller directly, and shall remain liable for all of its obligations under this Agreement and the Interim Servicing Requirements regardless of whether performed by Seller directly or by its subservicer. Section 7.3 Servicing System Files, Mortgage Files and Related Materials. (a) Conversion Data Files. In accordance with the dates and format specified in the Servicing Transfer Instructions, Seller shall provide Purchaser or its subservicer with an

-31- Electronic Data File or Electronic Data Files containing the information necessary to service the Mortgage Loans in accordance with Applicable Requirements so as to permit Purchaser or its subservicer to test the conversion of Seller’s records to Purchaser’s data processing system. In addition, Seller shall provide master Electronic Data File(s) to Purchaser on such date and in such format as specified in the Servicing Transfer Instructions to support Purchaser’s conversion pre- planning activities. No later than three (3) Business Days following the Sale Date, Seller shall cause its servicing system, and all Electronic Data Files provided by Seller to Purchaser related to the Servicing Rights, to accurately reflect the Mortgage Loans and Servicing Rights, including the information contained in the Mortgage Files, and the transfer of the Servicing Rights to Purchaser. No later than fifteen (15) Business Days following the Sale Date, Seller shall transfer all tax, insurance and flood zone records to Purchaser. In the event that any such Electronic Data File or the information required to be contained on such Electronic Data File is not in the format required by the Servicing Transfer Instructions, Seller shall take all steps necessary to correct such deficiency or, in the event that any such deficiency cannot be cured to the reasonable satisfaction of Purchaser, Seller shall be liable for indemnification as provided in the Asset Purchase Agreement. (b) Packaging and Shipment of Mortgage Files. (i) At Purchaser’s expense, Seller shall (or shall cause its Document Custodian to) package and ship to Purchaser, or Purchaser’s designee, all Mortgage Files pertaining to the Mortgage Loans as follows, and as may be further described in the Servicing Transfer Instructions: (A) no later than fifteen (15) days after the Transfer Date or such shorter period required under the Ginnie Mae Guide, all Collateral Files to Purchaser’s Document Custodian, which shall be by internal delivery and segregation at Document Custodian, evidencing Purchaser’s ownership thereof, if Seller uses the Purchaser’s Document Custodian; and (B) at least fifteen (15) days prior to the Transfer Date, all Servicing Files and the related servicing records to Purchaser or its designee. (ii) Seller shall provide Purchaser and Purchaser’s Document Custodian with prior written notice of the carrier, shipping arrangements and insurance arrangements with respect to the delivery of the Collateral Files. In the event that any Collateral File document is missing, defective, not in accordance with Applicable Requirements or otherwise not delivered, Seller shall obtain and/or cure all such documents at Purchaser’s expense (subject to Article IX of the Asset Purchase Agreement). Each Collateral File shall clearly indicate the Seller’s and Ginnie Mae’s loan numbers and the related Pool numbers, if applicable. All documents included in the Collateral Files, and all other documents required to be delivered to Purchaser by Seller pursuant to this Agreement which are or at any times come into the actual or constructive possession or control of Seller and have not been delivered to the Purchaser, if any, are and shall be held by Seller in trust for the benefit of Purchaser, and in a custodial capacity only. No such documents shall be destroyed unless electronically imaged, and then only to the extent such imaging would comply with

-32- Applicable Requirements, and upon the written request of Purchaser, Seller shall promptly deliver copies of such documents to Purchaser or Purchaser’s Document Custodian. (iii) Notwithstanding anything to the contrary contained in this Agreement, with respect to each Mortgage Loan, and except as otherwise provided in the Servicing Transfer Instructions, Seller shall provide the Servicing File, and the related servicing records in Seller’s possession, required to be delivered to Purchaser by means of stored electronic data, properly indexed in a format acceptable to Purchaser, containing the relevant information in the form of stored electronic images of all documents relating to the Mortgage Loan. (c) Assignments and Related Matters. If any Mortgage Loans are not already registered on MERS, Seller shall, at Purchaser’s expense and in accordance with all Applicable Requirements, assign the Mortgages to MERS or, if Purchaser does not intend for the related Mortgage Loan to be registered with MERS, to Purchaser; prepare and record or cause to be prepared and recorded, as required by the Ginnie Mae, all prior intervening Assignments of Mortgages; prepare and record or cause to be prepared and recorded, as required by the Ginnie Mae, all Assignments of Mortgages from Seller to MERS (or, with respect to each Mortgage Loan that Purchaser does not intend to be registered with MERS, prepare and record or cause to be prepared and recorded all Assignments of Mortgages from Seller to Purchaser and prepare in recordable form but do not record or cause to be prepared in recordable form but not recorded all Assignments of Mortgages from Purchaser to the Ginnie Mae, in each case as required by the Ginnie Mae); and endorse or cause to be endorsed the Mortgage Notes in blank without recourse or as otherwise required by the Ginnie Mae. Seller shall deliver to Purchaser or the Document Custodian all original recorded Assignments of Mortgages promptly upon receipt of same from the applicable recording offices or otherwise. (d) Certification and Recertification. Seller shall obtain such Collateral Files and shall take such steps as are necessary to enable Purchaser or its designee, after the Transfer Date, to obtain by the deadline required by Applicable Requirements any required certification or recertification of HMBS Pools, Mortgage Loans or Participations in connection with the transfer of the Mortgage Loans to the Ginnie Mae, transfer of the Servicing Rights to Purchaser hereunder and/or the transfer of the Collateral Files to the Purchaser’s Document Custodian, including delivery of Collateral Files in accordance with the provisions of this Agreement, the Servicing Transfer Instructions and Applicable Requirements. If Purchaser or its designee or the Document Custodian returns a document contained in the Collateral File to Seller for correction or because of missing information, Seller, at Purchaser’s cost and expense (subject to Article IX of the Asset Purchase Agreement), shall promptly correct the document or insert the appropriate information, record such document if required, and return the document to Purchaser, its designee or the Document Custodian, as applicable. If Purchaser cannot obtain by the deadline required by Applicable Requirements, through the exercise of reasonable efforts after the Transfer Date, the certification or recertification of any HMBS Pool, Mortgage Loan or Participation as a result of a failure by Seller to deliver a document required to be included in the Collateral File, then upon the request of Purchaser, Seller shall reimburse and indemnify Purchaser for any Loan Losses in accordance with the provisions of the Asset Purchase Agreement. Section 7.4 Reserved.

-33- Section 7.5 Forwarding of Payments and Other Items. All bills (including tax and insurance bills) pertaining to the Mortgage Loans which are due and payable on or before the Transfer Date or with respect to which the earlier of the payment deadline to take advantage of a discount or the payment deadline to avoid a penalty is before, on or within thirty (30) days after the Transfer Date shall be paid by Seller provided that the bills have been released, and Seller shall pay such bills in accordance with Applicable Requirements. All Mortgage Loan payments and other funds or payments (including claims proceeds in respect of any Pending Claims), all other bills, and all transmittal lists or any other information used to pay bills pertaining to the Mortgage Loans, and all documents, notices, correspondence and other documentation related to the Mortgage Loans, that are received by Seller after the Transfer Date shall be forwarded by Seller, at Purchaser’s expense, within two (2) Business Days of receipt thereof, in accordance with the Servicing Transfer Instructions. Any funds received on or in connection with a Purchased Asset that belong to the Purchaser shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of such Purchased Asset pursuant to the terms of this Agreement. All penalties and interest due on any Mortgage Loan resulting from Seller’s failure to pay a bill or to forward bills or other items to Purchaser as provided above shall be borne by Seller. Seller shall cooperate with Purchaser to obtain tax bills with respect to which the earlier of the payment deadline to take advantage of a discount or the payment deadline to avoid a penalty is between the 31st and 60th day after the Transfer Date. All documents, notices, correspondence and other documentation related to the Mortgage Loans that are received by Seller after the Transfer Date shall clearly indicate Seller’s loan numbers. Section 7.6 Assignment of Flood and Tax Service Contracts. Seller shall assign to Purchaser, effective as of the Transfer Date, fully paid, transferable, life of the loan flood zone determination contracts issued by an Approved Flood Zone Determination Company, and fully paid, transferable, life of the loan tax service contracts issued by an Approved Tax Service Company, related to all Mortgage Loans. Prior to the Transfer Date, Seller shall obtain the required consents, if any, to assign such contracts to Purchaser. Seller shall undertake all obligations under this Section at Purchaser’s cost and expense and Purchaser shall be responsible for any associated transfer fees. Notwithstanding the foregoing, in the event Seller does not provide such contracts from an Approved Flood Zone Determination Company or an Approved Tax Service Company, Seller agrees that Purchaser may obtain such tax service and or flood contracts at Purchaser’s cost of obtaining such tax contracts and/or flood contracts. Section 7.7 IRS Reporting. Without limiting Seller’s obligations after the Transfer Date, Seller shall, at its cost and expense, prepare and file with the Internal Revenue Service all reports, forms, notices and filings required by the Code and rules, regulations and interpretations thereunder in connection with the Servicing Rights and Mortgage Loans, including the reporting of all interest collected by Seller for the account of Mortgagors under the Mortgage Loans for activity that occurs before the Transfer Date. Section 7.8 Notification of Mortgagors, Insurance Companies, FHA etc. If notices to Mortgagors are required pursuant to Applicable Requirements in connection with the transfer of Servicing Rights, by no later than twenty (20) days prior to the Transfer Date, each Party shall deliver to the other Party for approval (which approval shall not be unreasonably withheld or delayed) a form of Mortgagor notification letter in connection with the transfer of the Servicing Rights. No less than fifteen (15) days prior to the Transfer Date and otherwise in accordance with

-34- Applicable Requirements, Seller, at Purchaser’s expense, shall mail the approved form of notification to the Mortgagors of the transfer of the Servicing Rights, in accordance with, and as required by, the Real Estate Settlement Procedures act of 1974 and all other Applicable Requirements, and instruct the Mortgagors to deliver all Mortgage Loan payments and all tax and insurance notices to Purchaser or its subservicer after the Transfer Date. Seller also shall, at Purchaser’s expense, notify any applicable taxing authority and credit bureaus (to the extent required by Applicable Requirements), the custodian of the Collateral Files, Purchaser’s and Seller’s electronic data processing servicing bureau, and Insurers that the Servicing Rights are being transferred and instruct such entities to deliver all tax bills, payments, notices and insurance statements to Purchaser or its subservicer after the Transfer Date. Seller shall update FHA records to show Purchaser as the “holder” of the related FHA Mortgage Loans and FHA Mortgage Insurance Certificate. Within five (5) Business Days after the Sale Date, Seller shall provide Purchaser with a report showing that Seller has changed the “holder” of the related FHA Mortgage Loans and FHA Mortgage Insurance Certificate in FHA’s records. Section 7.9 Non-Solicitation. As part of the sale and transfer contemplated hereunder, from and after the Sale Date, Seller shall sell, transfer, assign and convey to Purchaser all intangible rights related to the Mortgage Loans and Servicing Rights, including the exclusive right to receive all, and to enter into arrangements that generate, Ancillary Income with respect to the Mortgage Loans. From and after the Sale Date, Seller shall not, and shall cause its affiliates, officers, directors, shareholders, managers, employees, agents, subservicers and independent contractors working on Seller’s behalf, not to, directly or indirectly, during the remaining term of any of the Mortgage Loans, by telephone, by mail, by facsimile, by personal solicitation or otherwise, (a) take any action to solicit the Mortgagors for refinance or prepayment of the Mortgage Loans, in whole or in part, or for any other purpose, including home equity, insurance or other financial products, (b) take any action to facilitate or encourage any Person to solicit the Mortgagors for refinance or prepayment of the Mortgage Loans, in whole or in part, or for any other purpose, including home equity, insurance or other financial products, or (c) disseminate to any third party, for compensation or otherwise, any complete or partial list of the Mortgagors. Seller shall not, directly or indirectly, provide information regarding the Mortgage Loans or Servicing Rights to its affiliates or other third parties except as necessary to performs its obligations under this Agreement. Section 7.10 Payment of Costs. Except as otherwise provided herein (a) Purchaser shall be responsible for all fees, costs and expenses with respect to (i) obtaining Ginnie Mae Consent, (ii) the transfer of the Servicing Rights, including the costs of its subservicer in connection with the transfer, (iii) the delivery and/or change in designations of ownership of the Mortgage Files and related documents, (iv) the formation of the HMBS Pools and certification of the HMBS Pools, Mortgage Loans or Participations by the Document Custodian, and the reasonable and documented costs associated with review of the Collateral Files and recertification of the HMBS Pools, Mortgage Loans or Participations by Purchaser’s Document Custodian, including ingestion costs for trailing documents and (v) preparing and recording individual Assignments of Mortgages to MERS, or Seller’s notification to MERS for electronic transfer of all Assignments of Mortgage from Seller to Purchaser related to the Servicing Rights, (b) Purchaser shall be responsible for the fees, costs, expenses and other amounts payable to or with respect to its advisors, consultants,

-35- accountants, attorneys, due diligence providers and Document Custodian, and Purchaser’s performance of its obligations under this Agreement and (c) Seller shall be responsible for the fees, costs, expenses and other amounts payable to or with respect to its advisors, consultants, accountants, attorneys, due diligence providers and Document Custodian, and Seller’s performance of its obligations under this Agreement. Section 7.11 Access to and Release of Information. Seller shall allow Purchaser and its counsel, accountants and other representatives, reasonable access, during normal business hours and upon reasonable notice, to review and conduct reasonable due diligence investigations of all of Seller’s (or Seller’s agents’) personnel, facilities, files, books and records directly relating to the Servicing Rights, the Mortgage Loans, the Assumed Liabilities and Advances, and to review the Mortgage Files. Each Party and its representatives and affiliates shall treat all information so obtained, not otherwise in the public domain, as confidential and shall not use any such information for its own benefit. The Parties acknowledge and agree that any information obtained by Purchaser shall not limit or otherwise effect any of Purchaser’s rights or remedies hereunder, at law or equity, including the right to seek and obtain indemnification from Seller under the Asset Purchase Agreement. Section 7.12 Power of Attorney. Seller hereby irrevocably appoints Purchaser as its true and lawful attorney, with full power of substitution, in its name and stead and on its behalf, for the purpose of taking any action with respect to, or effectuating any further sale, assignment, transfer or delivery of, any Mortgage Loan, Servicing Rights, Mortgage, Mortgage Note, or Mortgaged Property or any part thereof or any interest therein, Seller hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. On or prior to the initial Transfer Date, Seller shall provide Purchaser with a reasonable number of executed Limited Powers of Attorney in the form attached hereto as Exhibit F. Seller shall provide additional Limited Powers of Attorney in such form or a substantially similar form to the extent reasonably requested by Purchaser. Section 7.13 Cooperation. To the extent reasonably possible, the Parties shall reasonably cooperate with and assist each other, as requested, in carrying out the purposes of this Agreement. Seller shall reasonably cooperate with Purchaser after the Transfer Date to resolve all customer disputes and inquiries related to activities that occurred prior to the Transfer Date. Such activities may include, but shall not be limited to, providing check copies, prior servicing histories, prior correspondence and escrow analyses. Seller will provide such information to Purchaser within a time period sufficient for Purchaser to satisfy its obligations under the Real Estate Settlement Procedures Act and all other Applicable Requirements. Section 7.14 Confidentiality. Neither Party nor any Seller Principal may disclose any Confidential Information to anyone else, provided, however, that the covenants contained in this Section 7.14 shall not apply to the following, subject to applicable privacy laws: (i) information that is or becomes generally available to the public other than as a result of a disclosure by any of Seller or the Seller Principal in violation of the terms of this Section 7.14; (ii) information that is or becomes available to Seller or the Seller Principal from a third party who is not, to the knowledge of Seller or the Seller Principal at the time of receipt, bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligations of confidentiality to, Purchaser or any of their Affiliates or any other Person with respect to such information; or (iii) information

-36- that Seller or the Seller Principal is required to disclose by judicial or administrative process or by other Requirements of Law, including as reasonably necessary in connection with any dispute relating to this Agreement, the Ancillary Agreements and the transactions contemplated thereby; provided, however, that in the case of disclosure pursuant to the foregoing clause (iii), Seller and the Seller Principal shall notify Purchaser prior to such disclosure with reasonable advance notice so that Purchaser and/or its Affiliates may seek, at Purchaser’s sole expense, an appropriate protective order or waive compliance with the provisions of this Section 7.14. Notwithstanding anything to the contrary contained herein, Seller and the Seller Principal may disclose and otherwise provide information about the subject matter and the terms of this Agreement, the Ancillary Agreements and the transactions contemplated thereby to its employees, equityholders, accountants, financial or tax advisors, legal counsel and other advisors who are subject to customary obligations of confidentiality. Because of the unique and highly confidential nature of the Confidential Information, Recipient acknowledges and agrees that Discloser may suffer irreparable harm if Recipient breaches any of its obligations under this Section, and that monetary damages may be inadequate to compensate for such breach. Accordingly, in addition to any other rights and remedies that may be available to Discloser at law and in equity, Discloser shall be entitled to enforce the provisions of this Agreement by seeking injunctive relief, and Recipient shall not assert as defenses that an adequate remedy at law exists and/or that Discloser will not be irreparably harmed. “Confidential Information” of a Party shall mean: (i) the terms of this Agreement, (ii) information disclosed by Discloser relating to product development strategy and activity, marketing strategy, corporate assessments and strategic plans, pricing, financial and statistical information, accounting information, identity of suppliers, software, systems, processes, formulae, inventions, discoveries, policies, guidelines, procedures, practices, disputes or litigation, (iii) confidential, proprietary or trade secret information orally disclosed by Discloser and identified as such on the date of its first disclosure, with a written summary thereof provided to Recipient within thirty (30) days of disclosure, (iv) confidential, proprietary or trade secret information disclosed by Discloser that is clearly and conspicuously identified in writing as such at the time of its first disclosure, (v) confidential, proprietary or trade secret information disclosed by Discloser, which a reasonable person would recognize as such, (vi) information disclosed by Discloser relating to employees or contractors or customers which, if released, would cause an unlawful invasion of privacy, including, but not limited to (A) “Non Public Personal Information” as defined by Title V of the Gramm-Leach-Bliley Act (Public Law No. 106-102) and the regulations promulgated pursuant thereto which are applicable to a Discloser with regard to the customers and consumers of a Discloser and (B) “Consumer Information,” as defined by the Fair and Accurate Credit Transactions Act of 2003 (Public Law No. 108-159) and the regulations promulgated pursuant thereto, together with any other nonpublic personal information and identifying information of or about consumers, applicants, clients or customers protected under applicable state and local law, and (vi) any compilation or summary of information or data that contains or is based on Confidential Information. For purposes of this Agreement, and without limiting the generality of the foregoing, the Parties acknowledge and agree that (A) all Confidential Information disclosed by a Party shall be deemed to be the Confidential Information of such Party, including, but not limited to, third-party confidential, proprietary or trade secret information that such Party is obligated to protect, and (B) information shall be deemed to be disclosed by a Party if such information is disclosed by any of its partners, affiliates, officers, employees, directors,

-37- contractors, agents or representatives or is otherwise disclosed on behalf of such Party. For the avoidance of doubt, neither Party will provide Confidential Information that is prohibited from public disclosure except in accordance with 12 C.F.R. 510.5; provided, however, that “Confidential Information” (other than Consumer Information) of a Party shall not include information that: (i) is or becomes generally available to the public or widely known in the mortgage industry through no fault of Recipient (or anyone acting on its behalf); (ii) was, prior to disclosure by Discloser hereunder, known to Recipient free of any obligation to keep it confidential; (iii) is subsequently disclosed to Recipient by a third party who may rightfully transfer and disclose such information without restriction and free of any obligation to keep it confidential; or (iv) is independently developed by Recipient without reference to Discloser’s Confidential Information. Notwithstanding any provision to the contrary, Consumer Information with respect to the Mortgage Loans or related Mortgagors shall become Purchaser’s Confidential Information as of the Sale Date. ARTICLE VIII CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER The obligations of Purchaser under this Agreement on the Sale Date and the Transfer Date are subject to the satisfaction of each of the conditions set forth in Article VII of the Asset Purchase Agreement, and to the Asset Purchase Agreement not having been terminated. ARTICLE IX CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER The obligations of Seller under this Agreement on the Sale Date and the Transfer Date are subject to the satisfaction of each of the conditions set forth in Article VIII of the Asset Purchase Agreement, and to the Asset Purchase Agreement not having been terminated. ARTICLE X INDEMNIFICATION Section 10.1 Indemnification; Remedies. Seller shall indemnify Purchaser for any claims and Loan Losses arising under this Agreement, including any breach of the representations and warranties set forth in Articles IV and V hereof, pursuant to Article IX of the Asset Purchase Agreement. It is understood and agreed that the representations and warranties set forth in in Articles IV and V hereof and Seller’s obligations under this Section 10.1 shall survive the sale of the Purchased Assets to the Purchaser and shall inure to the benefit of the Purchaser. The Seller and the Purchaser hereby agree that the Purchaser’s sole remedy with respect to breach of this Agreement shall be as set forth in the Asset Purchase Agreement.

-38- ARTICLE XI TERMINATION Section 11.1 Termination; Effect of Termination. This Agreement and the Parties obligations hereunder (i) may be terminated by mutual written consent of the Parties and (ii) shall be terminated upon termination of the Asset Purchase Agreement pursuant to Article X thereof. If this Agreement shall be terminated pursuant to this Section 11.1, all further obligations of the Parties under this Agreement shall be terminated without further liability of any Party to the other; provided, however, that nothing herein shall relieve any Party from liability for Fraud; provided, further, that the provisions of this Section 11.1, Sections 7.10, 7.14, 12.2, 12.7, 12.8, 12.9, 12.10, 12.11, and 12.14, and any other provision which, by its terms, relates to post-termination rights or obligations, shall survive such termination of this Agreement and remain in full force and effect. ARTICLE XII MISCELLANEOUS Section 12.1 Supplementary Information. From time to time prior to and after the Sale Date and Transfer Date, each Party shall furnish to the other Party such information supplementary to the information contained in the documents and schedules delivered pursuant hereto which is reasonably available and may reasonably be requested or which may be necessary for compliance with Applicable Requirements. Section 12.2 No Broker’s Fees. Each Party hereto represents and warrants to the other that it has not made any agreement to pay any agent, finder, or broker or any other representative, any fee or commission in the nature of a finder’s or broker’s fee arising out of or in connection with the subject matter of this Agreement. Section 12.3 Further Assurances. Subject to, and not in limitation of, the provisions set forth elsewhere in this Agreement, each of the Parties agrees to use its commercially reasonable efforts to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other Party in doing, all things reasonably necessary, proper or advisable, including under the Applicable Requirements, to consummate and make effective the transactions contemplated hereby, including: (a) the satisfaction of the conditions precedent to the obligations of any of the parties hereto; (b) the execution and delivery of such instruments, and the taking of such other actions, as the other Party may reasonably require in order to carry out the intent of this Agreement and (c) delivering or performing all such further acts, deeds, assignments, transfers, conveyances, and assurances as may be required for the better vesting and confirming to Purchaser and its successors and assigns of title to Servicing Rights or as shall be necessary to effect the transactions contemplated hereby. From and after the Sale Date, Seller and Purchaser will execute and deliver, and will cause their respective affiliates to execute and deliver, such further instruments of conveyance and transfer and take such other actions as might reasonably be requested by any Party to carry out the purposes and intent of this Agreement, including the acquisition of necessary authorizations or consents that were not required to be obtained by the Sale Date (or as to which delivery at the Sale Date was waived).

-39- Section 12.4 Survival. Notwithstanding anything else to the contrary herein, all warranties, representations, covenants, indemnities and other agreements of the Parties set forth herein shall survive the Effective Date, Sale Date and Transfer Date. Section 12.5 Reserved. Section 12.6 Due Diligence. The Parties hereto agree that the provision of any information and documents by Seller, and the review thereof and determinations made by Purchaser in connection with its due diligence review of any information and documents shall have no bearing on, and shall not limit the effect of, Seller’s representations, warranties, covenants, indemnities and other obligations under this Agreement, or any rights or remedies of Purchaser. Section 12.7 Notices. Except as otherwise expressly permitted by this Agreement, all notices and statements to be given under this Agreement are to be in writing, delivered by (i) hand, (ii) national overnight mail service, (iii) first class United States mail, postage prepaid and registered or certified, with return receipt requested, to the following addresses, as applicable, or (iv) email at the electronic mail addresses provided below (in each case, which addresses may be revised by written notice): (a) If to Purchaser, to: Finance of America Reverse LLC 8023 East 63rd Place, Suite 700 Tulsa, OK 74133 Attn: Kristen Sieffert, President Phone: (858) 224-0872 Email: ksieffert@fareverse.com with a copy to: Finance of America Companies Inc. 5830 Granite Parkway, Suite 400 Plano, Texas 75024 Attn: Legal Phone: (877) 202-2666 Email: larichmond@financeofamerica.com and mansi.desai@financeofamerica.com (b) If to Seller, to: American Advisors Group 18200 Von Karman Ave., Suite 300 Irvine, California 92612 Attn: Chief Legal Officer Telephone: (657) 236-5468 E-mail: pkonovalov@aag.com

-40- with a copy (which shall not constitute notice) to: Latham & Watkins LLP 650 Town Center Drive, 20th Floor Orange County, CA 92626 Attn: Charles Ruck Telephone: (714) 755-8245 E-mail: Charles.Ruck@lw.com with a copy (which shall not constitute notice) to: Lowenstein Sandler 1 Lowenstein Drive Roseland, NJ 07068 Attention: Jonathan Wishnia Telephone: (646) 414-6797 E-mail: jwishnia@lowenstein.com All notices and statements shall be deemed given, delivered, received and effective upon personal and actual delivery or receipt of hand delivery, telegram or overnight mail service, or by receipt of the return receipt used in sending notices via certified first class United States mail in the manner set forth above. Section 12.8 Entire Agreement. This Agreement, the Asset Purchase Agreement, the Mortgage Loan Purchase Agreement and the documents delivered pursuant hereto and thereto (including the Ancillary Agreements) contain the entire understanding of the Parties with regard to the subject matter contained herein or therein, and supersede all other prior representations, warranties, agreements, understandings or letters of intent between or among any of the Parties. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the Parties. Section 12.9 Successors and Assigns; Third Parties. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other Parties; provided, however, that Purchaser may assign all of its rights and obligations hereunder to (i) any affiliate of Purchaser or (ii) one or more lenders for collateral security purposes, in each case, upon notice to Seller. It is expressly agreed that nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person other than the Parties and their respective successors and assigns permitted hereby, any legal or equitable right, remedy or claim under or by reason of this Agreement. Section 12.10 Governing Law; Waiver of Jury Trial; Specific Performance. (A) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF DELAWARE. BY THE EXECUTION AND

-41- DELIVERY OF THIS AGREEMENT, EACH PARTY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK, NEW YORK IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE ANCILLARY AGREEMENTS. IN ANY SUCH ACTION, EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY REQUIREMENTS OF LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH ACTION BROUGHT IN SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY ALSO AGREES THAT ANY FINAL, NON-APPEALABLE JUDGMENT AGAINST A PARTY IN CONNECTION WITH ANY ACTION MAY BE ENFORCED IN ANY COURT OF COMPETENT JURISDICTION, EITHER WITHIN OR OUTSIDE THE UNITED STATES. A CERTIFIED OR EXEMPLIFIED COPY OF SUCH AWARD OR JUDGMENT SHALL BE CONCLUSIVE EVIDENCE OF THE FACT AND AMOUNT OF SUCH AWARD OR JUDGMENT. EACH PARTY AGREES THAT ANY PROCESS OR OTHER PAPER TO BE SERVED IN CONNECTION WITH ANY ACTION UNDER THIS AGREEMENT SHALL, IF DELIVERED, SENT OR MAILED IN ACCORDANCE WITH SECTION 12.7, CONSTITUTE GOOD, PROPER AND SUFFICIENT SERVICE THEREOF. (b) EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE BUYER PARTIES, ON THE ONE HAND, AND SELLER, ON THE OTHER HAND, ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH. ANY OF THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. (c) In connection with any Claim or action arising under this Agreement, the prevailing Party shall be entitled to recover from the other Party all reasonable fees, costs and expenses incurred in connection with such claim or action (including without limitation, attorneys’ fees and expenses, court costs and other related costs and expenses). (d) The Parties agree that irreparable damage would occur in the event that any of the terms or provisions of this Agreement related to the transactions contemplated hereby were not performed in accordance with their specific wording or were otherwise breached. It is accordingly agreed that, notwithstanding anything to the contrary contained in this Agreement, each of the Parties shall be entitled to an injunction or injunctions and other equitable relief to prevent such breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States of America or any state having jurisdiction, such remedy being in addition to any other remedy to which any Party may be entitled at law or in equity. Each of the Parties hereto hereby waives (i) the defense that a remedy at law would be adequate and (ii) any requirement under any law to post a bond or other security as a prerequisite to obtaining equitable relief.

-42- Section 12.11 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission or sent by email in portable document format (PDF)) in counterparts, each of which shall be considered an original instrument, but all of which shall be deemed to constitute one and the same agreement, which agreement shall become effective when one or more counterparts have been signed by each of the Parties and delivered to all of the other Parties, it being understood that all Parties need not sign the same counterpart. Section 12.12 Reserved. Section 12.13 Waiver. Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or Parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any Party, it is authorized in writing by an authorized representative of, such Party. The failure of any Party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach. Section 12.14 Announcements. Neither Party shall, nor shall such Party permit any of its Affiliates to, without the approval of the other Party (including as to the content and time of the release and the media in which such statement or announcement is to be made), make any press release or other public announcement, statement or acknowledgement of the existence of, or reveal publicly the terms, conditions and status of, the Transactions; provided, however, that the foregoing shall not preclude communications or disclosures required by applicable Requirements of Law. Section 12.15 Time of the Essence. The Parties agree that time is of the essence in the performance of their respective obligations under this Agreement. Section 12.16 Sale Treatment. Subject to Section 2.10 of the Asset Purchase Agreement, it is the express intention of the Parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Purchased Assets by Seller and not a pledge of the Purchased Assets by Seller to Purchaser to secure a debt or other obligation of the Seller. Consequently, subject to Section 2.10 of the Asset Purchase Agreement, the sale of the Purchased Assets shall be reflected as a sale on Seller’s business records and financial statements. [Signature Page Follows]

[Signature Page to FOA-AAG PSA] IN WITNESS WHEREOF, each of the undersigned Parties to this Agreement has caused this Agreement to be duly executed in its name by one of its duly authorized officers, all as of the date first above written “PURCHASER” FINANCE OF AMERICA REVERSE LLC By: /s/ Graham Fleming______________ Name: Graham Fleming Title: Chief Administrative Officer “SELLER” AMERICAN ADVISORS GROUP By: /s/ Reza Jahangiri_______________ Name: Reza Jahangiri Title: Chief Executive Officer

A-1 Exhibit A FORM OF BILL OF SALE BILL OF SALE BILL OF SALE (“Bill of Sale”), dated as of [________] (“Sale Date”), by and between FINANCE OF AMERICA REVERSE LLC (“Purchaser”) and AMERICAN ADVISORY GROUP (“Seller”). WITNESSETH: WHEREAS, pursuant to that certain Servicing Rights Purchase and Sale Agreement, dated as of December 6, 2022, by and between the Purchaser and Seller (as amended, supplemented or otherwise modified from time to time, “Purchase Agreement”), Seller has agreed to sell, transfer, assign, set over and convey to the Purchaser all right, title, interest and obligation of Seller in and to (i) the Servicing Rights (as defined in the Purchase Agreement) to the Mortgage Loans on the Mortgage Loan Schedule attached hereto as Schedule A and all rights related thereto; (ii) the rights to recovery of any related Advances; and (iii) the related Mortgage Files (collectively, “Purchased Assets”), and the Purchaser has agreed to purchase and acquire from Seller the Purchased Assets, on the terms and subject to conditions more fully described in the Purchase Agreement; and WHEREAS, by this Bill of Sale, Seller is vesting in the Purchaser their right, title, interest and obligation in, to and under the Purchased Assets as provided herein. NOW, THEREFORE, in consideration of Seller’s receipt of the consideration set forth in Section 3.1 hereof and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the terms and subject to the conditions of the Purchase Agreement, the Parties hereto agree as follows: ARTICLE I AGREEMENT Section 1.01. Definitions. All capitalized terms used herein, but not otherwise defined, shall have the meanings specified in the Purchase Agreement. Section 1.02. Sale. Effective as of the Sale Date, Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, its successors, assigns and transferees, and the Purchaser does hereby accept, all of the right, title and interest of Seller in and to the Purchased Assets, free and clear of all encumbrances, to have and hold forever. Purchaser shall be entitled to receive all of the Servicing Fees payable under the Servicing Agreements after the Sale Date, including without limitation any accrued and unpaid Servicing Fees as of the Sale Date. Section 1.03. Transfer Date. The Transfer Date with respect to the Purchased Assets shall be [___] or such other date as mutually agreed by the Purchaser and Seller. Section 1.04. Governing Agreement. This Bill of Sale is expressly made subject to the terms and provisions of the Purchase Agreement. The delivery of this Bill of Sale shall not affect,

A-2 alter, enlarge, diminish or otherwise impair any of the representations, warranties, covenants, conditions, indemnities, terms or provisions of the Purchase Agreement in any manner whatsoever, and all of the representations, warranties, covenants, conditions, indemnities, terms and provisions contained in the Purchase Agreement shall survive the delivery of this Bill of Sale to the extent, and in the manner, set forth in the Purchase Agreement. In the event of a conflict between the terms and provisions of this Bill of Sale and the terms and provisions of the Purchase Agreement, the terms and provisions of the Purchase Agreement shall govern and control. Section 1.05. Successors and Assigns. The provisions of this Bill of Sale shall bind Seller and its successors and permitted assigns and inure to the benefit of the Purchaser and its respective successors and permitted assigns. Section 1.06. Interpretation. Titles and headings to sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Bill of Sale. Whenever the context requires in this Bill of Sale, the singular shall include the plural, and vice versa. This Bill of Sale shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. Section 1.07. Execution in Counterparts. This Bill of Sale may be executed and delivered in one or more original or facsimile counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same document. The Purchaser and Seller intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all Parties. Section 1.08. Governing Law. THIS BILL OF SALE SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. [Signature Page Follows]

A-3 IN WITNESS WHEREOF, the Parties hereto have executed this Bill of Sale as of the date first written above. SELLER: AMERICAN ADVISORS GROUP By: ____________________________________ Printed: _________________________________ Title: ___________________________________ PURCHASER: FINANCE OF AMERICA REVERSE LLC By: ____________________________________ Printed: _________________________________ Title: ___________________________________

A-4 SCHEDULE A TO BILL OF SALE MORTGAGE LOAN SCHEDULE

B-1 Exhibit B SERVICING TRANSFER INSTRUCTIONS [the attachment set forth in the electronic file entitled “[Servicing Transfer Instructions - Flow.pdf]” to be provided by email simultaneously with the distribution of an executed copy of this Agreement]

C-1 Exhibit B RESERVED

D-1 Exhibit C RESERVED

E-1 Exhibit D MORTGAGE LOAN SCHEDULE FIELDS LFLoanNumber ServicingLoanNumber Document Custodian Origination Channel Loan Status 5/31/2021 FHA Case Number ADP FHA Suffix FHA Insurance Active (Y/N) Loan Type Payment Type Interest Type Funding Date Closing Date Property Type Original Total UPB Current Total UPB OriginalPrincipalLimit CurrentPrincipalLimit Original Net Principal Balance Current New Principal Balance Max Claim Amount Property Appraised Value – Origination

E-2 Property Appraisal Date – Origination Original Service Fee Set Aside Current Service Fee Set Aside Original Repairs Set Aside Current Repairs Set Aside Original First Year Prop Charge Set Aside Current First Year Prop Charge Set Aside Original Taxes and Insurance Set Aside Current Taxes and Insurance Set Aside Original Line of Credit Reserve Current Line of Credit Reserve Net Line of Credit Service Fees Monthly Payments Term no of Months Term no of Months Left Beginning Interest Rate Current Interest Rate Expected Average Interest Rate Interest Rate Index Interest Rate Margin Interest Reset Frequency Total Draws Prop Address Prop City

E-3 Prop State Prop Zip Code Property Inspection Last Date Repair Comp Cert Date Repair Expected Comp Date Repairs Expected Borrower Birth Date Initial MIP Flood Zone New Interest Rate Change Current MIP Total Prepays Repair Disbursements Default Balance Borrower Date of Death CoBorrower Date of Death Servicer Notification of Death HUD Notified of Death Date Late Notice of Death Extension Approval Date Late Notice of Death Extension Expiration Date Property Current Appraisal Date Property Current Appraisal Value Due&Payable Appraisal Amount Due&Payable Appraisal Date Foreclosure Appraisal Received Date

E-4 FCL Appraisal Date FCL Appraisal Value Short Sale Appraisal Date Short Sale Appraisal Value D&P Appraisal Order Date DIL Appraisal Date DIL Appraisal Value Prop. Preserv. Last Property Inspection Date DIL Offer Results Description DIL Date of Referral DIL Estimated Completed Date Default Type Description Default Date Eligible D&P Date FCL 1st Legal Deadline Date FCL 1s Legal Adjusted Due Date FCL 1st Legal Completed Date First Legal Extension Table HUD First Legal Notification Date FCL Sale Date Called Due Type Description Due&Payable Demand Letter Sent Date Called Due Date D&P Request Date HUD D&P Approved Date

E-5 Claim Filed Date CoBorrower Date of Birth Date of First Interest Rate Change MIP Rate Estimated Date of 98% MCA Property MIC Endorse Date GNMA Loan Number DueAndPayable UPB FCL Attorney Loss Mitigation Flag Loss Mitigation Type Litigation Flag Litigation details BK Flag BK Type BK 7 Filing Date BK 13 Filing Date BK 7 Dismissed Date BK 13 Dismissed Date NBS Flag NBS Revoked Date REO Status Days in Premarketing status Days Under Contract Days on Market

E-6 Eviction Initiation Date Eviction Completed Date Vacant date Redemption/Confirmation/Ratification Date Latest BPO value Latest BPO date Latest appraisal value Latest appraisal date Estimated Close Date, if Under Contract Contract Price, if Under Contract Current List Price Marketable Title Date Hud 6-month deadline extension, if any ABC Date REO Closing Date Initial Claim Filed Date Initial Claim Settlement Date DBI Rate FHA Case Issued Date FCL Deed Record Date DIL Recorded Date HUD Indemnification Flag HUD Indemnification Expiration Date, if applicable Tax Deferral Flag (Y/N) Current Occupancy Data (Occupied/Vacant)

E-7 Last Occupancy Inspection Date If Vacant, First Date of Vacancy Borrower Gender CoBorrower Gender Initial HMBS Pool Unsecuritized Balance Date of Next Interest Rate Change Arm Cap (should be 5 for annual, 5 or 10 for monthly) Lookback (should be 30 for ARMs) Periodic Cap (Should be 2 for annual, 99 for monthly) Initial Monthly Payment (For loans in 12 months initial lockout) 1st Year Tax/Insurance Payment 1st Year Available LOC Product Description (ex Monthly CMT 10 Cap) Weighted Average Outstanding HMBS Servicing Strip (not just 36bps) Floor Rate Ceiling Min Rate Int Rate Change Cap Bankruptcy Loan Foreclosure Loan Litigation Loan Non-Certified Pool Non-Poolable Tail Poolable Tail

E-8

F-1 Exhibit E FORM OF LIMITED POWER OF ATTORNEY SPACE ABOVE THIS LINE FOR RECORDER’S USE Prepared By After Recording Return To: ATTN: POA XXXXX XXXXX LIMITED POWER OF ATTORNEY This LIMITED POWER OF ATTORNEY, dated as of [___________] (this “Limited Power of Attorney”), is hereby granted to Finance of America Reverse LLC, a Delaware limited liability company (“Grantee”), by American Advisors Group, a California corporation (“Grantor”). W I T N E S E T H: WHEREAS, Grantor and Grantee are parties to that certain Servicing Rights Purchase and Sale Agreement dated as of [__], 2022 (the “Agreement”); and WHEREAS, pursuant to the Agreement, Grantee has directed Grantor to transfer servicing to Grantee; and WHEREAS, in connection with such transfer, Grantee will assume the servicing responsibilities and obligations with respect to Mortgage Loans identified within the Agreement. NOW, THEREFORE, pursuant to the Agreement and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows: 1. Definitions. Defined terms used herein and not otherwise defined shall have the meanings set forth in the Agreement. 2. Limited Power of Attorney. For purposes of transferring servicing to Grantee and to effectuate the efficient servicing of the Mortgage Loans, Grantor names, constitutes and appoints Grantee as its duly authorized agent and attorney-in-fact, with full power and authority

F-2 in its name, place and stead to (i) execute such documents as are necessary to initiate and/or pursue foreclosure or other legal actions with respect to the Mortgage Loans, including but not limited to the continuance of actions initiated by or on behalf of Grantee; (ii) execute such deeds and other documents as are necessary to sell or convey real and personal property securing the Mortgage Loans, including, but not limited to, signing deeds to convey real property acquired through foreclosure of a Mortgage Loan; (iii) execute documents and instruments necessary to release/satisfy/reconvey any and all mortgages, deeds of trust, security instruments, liens, security interests or related documents with respect to the Mortgage Loans; (iv) execute documents and instruments necessary to release all obligations under any promissory note or related documents with respect to the Mortgage Loans; (v) execute documents and instruments necessary to assign or transfer any Mortgage Note, including, but not limited to, any allonge or endorsement related thereto; (vi) execute documents and instruments necessary to sign subordination agreements and consent to easements related to the Mortgage Loans; (vii) execute such documents as are necessary to assign the Mortgage Loans (including, without limitation, assignments of mortgages on behalf of Grantor to the Grantee, MERS, Ginnie Mae or other applicable Person); (viii) endorse checks and other payment instruments that are payable to the order of Grantor and that have been received by Grantee from Mortgagors or any insurer in respect of insurance proceeds related to any Mortgage Loan; and (ix) execute such other documents as may be necessary or appropriate to enable Grantee to carry out its servicing and administrative duties with respect to the Mortgage Loans. 3. Waivers and Amendments. This Limited Power of Attorney may be amended, modified, supplemented or restated only by a written instrument executed by Grantor. The terms of this Limited Power of Attorney may be waived only by a written instrument executed by the party waiving compliance. 4. Headings. The headings in this Limited Power of Attorney are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof. 5. Successors and Assigns. This Limited Power of Attorney shall inure to the benefit of, and be binding upon, Grantor and Grantee and their respective successors and assigns. 6. Governing Law. This Limited Power of Attorney shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to any conflicts of law rules that might apply the Laws of any other jurisdiction. Until this Limited Power of Attorney is revoked as set forth below, all parties dealing with said attorney-in-fact (individually or collectively) in connection with the above described matters may fully rely upon the power and authority of said attorney-in-fact to act for and on behalf of the undersigned, and in its name, place and stead, and may accept and rely on all documents and agreements entered into by said attorney-in-fact pursuant to the powers listed herein. As between Grantor and Grantee, this Limited Power of Attorney shall be effective as of the date hereof and shall remain in full force and effect thereafter until notice of revocation hereof shall have been executed by Grantor; provided, Grantor shall not be permitted to terminate this Limited Power of Attorney for a period of three (3) years beginning on the applicable Transfer Date; or (2) Grantee’s resignation or removal as servicer with respect to the Mortgage Loans. The

F-3 expiration or revocation of the period of agency hereunder shall in no way affect the validity of any actions of said attorney-in-fact during said period. [signature page follows]

F-4 IN WITNESS WHEREOF, the undersigned has executed and delivered this Limited Power of Attorney as of the date first above written. Grantor: [______________________________] Witness: By: Name: Witness: Title: ACKNOWLEDGMENT STATE OF ____________ : : ss. _____________ COUNTY : This instrument was acknowledged before me on _________ [date] by ___________ [name of officer], _________________ [title of officer] of [_______], a [__________], on behalf of said bank. [AMEND AS APPROPRIATE TO CREATE EFFECTIVE NOTARIZATION UNDER APPLICABLE LAW.] WITNESS my hand and official seal (SEAL) _______________________________ Notary Public

G-1 Exhibit F SERVICING FILE With respect to each Mortgage Loan, the Servicing File will include the following items as applicable: 1. Copies from Collateral File including the mortgage note, security instrument and title policy. 2. Residential loan application and credit report on mortgagor. 3. Mortgage Loan closing statement. 4. Verification of employment and income, if applicable. 5. Verification of acceptable evidence of source and amount of down payment, if applicable. 6. Residential appraisal report with photographs of the mortgaged property. 7. Survey of the mortgaged property if required by a title company or applicable law, if applicable. 8. All required disclosure statements and statement of mortgagor confirming receipt. 9. Sales contract, if applicable. 10. Hazard and other insurance policies, if applicable. 11. Any documents necessary to evidence compliance with the “ability to repay” rules under Regulation Z. 12. IRS Form W-9 for the Mortgagor. 13. Uniform Underwriting and Transmittal Summary. 14. All documents necessary to, as applicable (a) establish the eligibility of the Mortgage Loan for FHA Insurance and to process claims thereunder and (b) pool the Mortgage Loan with the applicable Agency and for the issuance of an Agency security, and (c) service the Mortgage Loan, in accordance with all applicable Agency, insurer, and legal requirements. 15. All other processing, underwriting, closing and servicing documents and records which are required by an Ginnie Mae, as applicable.